  Inland Real Estate Corporation

Supplemental Financial Information

For the Three months Ended

March 31, 2011

2901 Butterfield Road
Oak Brook, Illinois 60523
Telephone:  (630) 218-8000
Facsimile:  (630) 218-7357
www.inlandrealestate.com

Inland Real Estate Corporation
Supplemental Financial Information
For the Three months Ended March 31, 2011

TABLE OF CONTENTS

Page

Earnings Press Release	2 –9

Financial Highlights	10 – 12

Debt Schedule	13 – 15

Significant Retail Tenants	16 – 17

Lease Expiration Analysis	18 – 20

Leasing Activity	21 – 26

Same Store Net Operating Income Analysis	27 – 28

Property Transactions	29

Unconsolidated Joint Ventures	30 – 40

Property List	41 – 52

Certain statements in this press release constitute "forward-looking statements" within the meaning of the Federal Private Securities Litigation Reform Act of 1995.  These forward-looking statements are not historical facts but are the intent, belief or current expectations of our management based on their knowledge and understanding of the business and industry, the economy and other future conditions. These statements are not guarantees of future performance, and investors should not place undue reliance on forward-looking statements. Actual results may differ materially from those expressed or forecasted in the forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to the factors listed and described under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2010, as may be updated or supplemented by our Form 10-Q filings.  These factors include, but are not limited to: market and economic challenges experienced by the U.S. economy or real estate industry as a whole, including dislocations and liquidity disruptions in the credit markets; the inability of tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; competition for real estate assets and tenants; impairment charges; the availability of cash flow from operating activities for distributions and capital expenditures; our ability to refinance maturing debt or to obtain new financing on attractive terms; future increases in interest rates; actions or failures by our joint venture partners, including development partners; and other factors that could affect our ability to qualify as a real estate investment trust.  We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results.

Inland Real Estate Corporation
2901 Butterfield Road
Oak Brook, IL 60523
(888) 331-4732
www.inlandrealestate.com

  News Release

Inland Real Estate Corporation (Investors/Analysts):	Inland Communications, Inc. (Media):
Dawn Benchelt, Investor Relations Director	Joel Cunningham, Media Relations
(630) 218-7364	(630) 218-8000 x4897
benchelt@inlandrealestate.com	cunningham@inlandgroup.com

Inland Real Estate Corporation

Reports First Quarter 2011 Results

OAK BROOK, IL (May 4, 2011) – Inland Real Estate Corporation (NYSE: IRC) today announced financial and operational results for the three months ended March 31, 2011.

Key Points

•

Funds from Operations (FFO) per common share was $0.18 for the first quarter of 2011, compared to $0.13 per share for the first quarter of 2010.

•

FFO per common share, adjusted for non-cash impairment charges, was also $0.18 for the quarter ended March 31, 2011, compared to $0.22 per share for the prior year quarter.

•

Strong leasing activity was recorded in the quarter, with 76 leases executed for rental of 563,868 square feet in the total portfolio.  A total of 36 new and non-comparable leases were signed for rental of 344,367 square feet, an increase of 3.1 percent in square feet leased over the first quarter of 2010.

•

Leased occupancy was 94.4 percent and same store financial occupancy was 89.6 percent for the total portfolio at March 31, 2011, representing increases of 280 and 130 basis points, respectively, over the prior year quarter.

•

Average base rent for new and renewal leases signed in the total portfolio increased 3.4 percent and 5.1 percent, respectively, over expiring rates for the quarter.

•

Consolidated same store net operating income for the quarter increased 1.8 percent year-over-year.

•

IRC-PGGM venture acquired Chicago retail center Joffco Square for $23.8 million; IRC’s joint venture with Inland Private Capital Corporation (IPCC) acquired Chicago area net-leased grocery store for $20.8 million during the quarter and 16 net-leased properties for $46.9 million after quarter close.

Financial Results

For the quarter ended March 31, 2011, Funds from Operations available to common stockholders (FFO) was $15.5 million, compared to $11.0 million for the first quarter of 2010.  FFO adjusted for non-cash impairment charges was $15.9 million compared to $19.1 million for the prior year quarter.  On a per share basis, FFO was $0.18 (basic and diluted) for the quarter, compared to FFO of $0.13 and FFO adjusted for non-cash impairment charges of $0.22 for the first quarter of 2010.

The increase in FFO for the quarter was primarily due to decreased impairment charges related to unconsolidated development joint ventures.  The decrease in adjusted FFO was primarily due to higher interest expense and smaller gains on sales of securities, partially offset by higher net operating income.

Net loss available to common stockholders for the first quarter of 2011 was $661,000, compared to $2.7 million for the first quarter of 2010.  On a per share basis, net loss available to common stockholders was $0.01 (basic and diluted), compared to a net loss of $0.03 for the prior year quarter.  Net loss decreased due to the same items that impacted FFO, partially offset by higher depreciation and amortization expense recorded in the quarter.

Reconciliations of FFO and adjusted FFO to net loss available to common stockholders, as well as FFO per share and FFO, adjusted per share to net loss available to common stockholders per share, are provided at the end of this press release.  The Company adjusts FFO for the impact of non-cash impairment charges, net of taxes recorded in comparable periods, in order to present the performance of its core portfolio operations.

“Our consistent efforts to improve portfolio operations are reflected in the solid operating results for this quarter,” said Mark Zalatoris, Inland Real Estate Corporation’s president and chief executive officer.  “As a result of these efforts, leased occupancy for the total portfolio increased nearly 3 percent over a year ago.  At 94.4 percent, this is nearing historical occupancy levels for the Company.  As well, the occupancy gains we achieved have positively impacted consolidated same store net operating income, which increased 1.8 percent over the prior year quarter.  Most importantly, we have been re-tenanting our shopping centers with in-demand, credit-worthy retailers and we expect this to continue.  We believe these actions will result in a real estate platform of growing value to investors.”

Zalatoris continued, “We also made progress on our joint venture initiatives.  Through our ventures with PGGM and IPCC, we acquired two Class A retail assets and a portfolio of 16 net-leased, single-tenant properties to date this year.  Our JVs are a capital efficient means to increase real estate assets under management and are integral to our measured, long-term growth strategy.”

Portfolio Performance
The Company evaluates its overall portfolio by analyzing the operating performance of properties that have been owned and operated for the same three-month period during each year.  A total of 112 of the Company’s investment properties satisfied this criterion during these periods and are referred to as “same store” properties.  A reconciliation of same store net operating income to net loss available to common stockholders is provided in the Company’s supplemental information.

Within the consolidated portfolio same store net operating income (NOI), a supplemental non-GAAP measure used to monitor the performance of the Company’s investment properties, was $23.9 million for the quarter, an increase of 1.8 percent compared to $23.5 million in the first quarter of 2010.  The increase was primarily due to an increase of 130 basis points in consolidated same store financial occupancy, which resulted in the recovery of a higher percentage of property operating expense from tenants within the consolidated same store portfolio.

As of March 31, 2011, same store financial occupancy for the consolidated portfolio was 89.0 percent, compared to 87.7 percent as of March 31, 2010, and 89.0 percent as of December 31, 2010.

Leasing
For the quarter ended March 31, 2011, the Company executed 76 leases within the total portfolio aggregating 563,868 square feet of gross leasable area (GLA).  This included 40 renewal leases comprising 219,501 square feet of GLA with an average rental rate of $14.35 per square foot and representing an increase of 5.1 percent over the average expiring rent.  Seventeen new leases and 19 non-comparable leases aggregating 344,367 square feet of GLA were signed during the quarter.  New leases executed during the quarter had an average rental rate of $10.91 per square foot, an increase of 3.4 percent over the expiring rent; the non-comparable leases were signed with an average rental rate of $9.19 per square foot.  Non-comparable leases represent leases signed for expansion square footage or for space in which there was no former tenant in place for one year or more.  On a blended basis the 57 new and renewal leases signed during the quarter had an average rental rate of $12.80 per square foot, representing an increase of 4.4 percent over the average expiring rent.  The calculations of former and new average base rents are adjusted for rent abatements on the included leases.

Leased occupancy for the total portfolio was 94.4 percent as of March 31, 2011, compared to 93.3 percent as of December 31, 2010, and 91.6 percent as of March 31, 2010.  Financial occupancy for the total portfolio was 89.3 percent as of March 31, 2011, compared to 89.2 percent as of December 31, 2010, and 88.8 percent as of March 31, 2010.  Financial occupancy is defined as the percentage of total gross leasable area for which a tenant is obligated to pay rent under the terms of the lease agreement, regardless of the actual use or occupation by that tenant of the area being leased.  As of the first quarter, financial occupancy rates exclude tenants in abatement periods which the Company believes is a more accurate presentation of the data.  The prior period occupancy rates presented have been revised to reflect this change.

EBITDA, Balance Sheet, Liquidity and Market Value
Earnings before interest, taxes, depreciation and amortization available to common stockholders (EBITDA), adjusted for non-cash impairments in each period, was $29.1 million for the quarter, compared to $29.9 million for the first quarter of 2010.  A definition and reconciliation of EBITDA and adjusted EBITDA to income (loss) from continuing operations is provided at the end of this news release.

EBITDA coverage of interest expense, adjusted, was 2.2 times for the quarter ended March 31, 2011, compared to 2.4 times for the prior quarter and 2.8 times for the first quarter of 2010.  The Company has provided EBITDA and related non-GAAP coverage ratios because it believes EBITDA and the related ratios provide useful supplemental measures in evaluating the Company’s operating performance in that they exclude expenses that may not be indicative of operating performance.

During the quarter the Company entered into amendments to its term loan and line of credit facility agreements to remove the limit on the lowest base interest rate for borrowings, commonly referred to as the LIBOR floor.  As a result, at the time of the amendments the interest rate on outstanding borrowings decreased approximately 100 basis points from 4.5 percent to 3.5625 percent.  Interest rates paid by the Company may fluctuate in the future with the base rate.

As of March 31, 2011, the Company had an equity market capitalization of $846.3 million and total debt outstanding of $950.2 million (including the pro-rata share of debt in unconsolidated joint ventures and full face value of convertible notes) for a total market capitalization of approximately $1.8 billion and a debt-to-total market capitalization of 52.9 percent.  Including the convertible notes, 68.5 percent of consolidated debt bears interest at fixed rates.  As of March 31, 2011, the weighted average interest rate on the fixed rate debt was 5.2 percent and the overall weighted average interest rate, including variable rate debt, was 4.7 percent.  The Company had $40.0 million outstanding on its $150 million unsecured line of credit facility at the end of the quarter.

The Company sold approximately $7.4 million of its common stock through its ATM equity issuance program during the quarter.  Proceeds from ATM issuances are used primarily for growth opportunities, including acquisitions for the Company’s joint venture with IPCC.

Dispositions

During the quarter the Company sold for $2.2 million Schaumburg Golf Road Retail, a 9,988-square-foot single-tenant retail building in Schaumburg, Illinois.  The Company recorded a gain of $197,000 in conjunction with this sale.

Joint Venture Activity

In the first quarter, and as previously announced, the IRC-PGGM joint venture acquired Joffco Square, a 95,204-square-foot shopping center located in Chicago’s South Loop neighborhood and anchored by Best Buy and Bed Bath & Beyond.  The venture purchased the three-year-old center for $23.8 million, excluding closing costs and adjustments.  Subsequent to the close of the acquisition, the venture placed a 5.8 percent fixed-rate first mortgage loan in the amount of $13.1 million on the property.   Per the terms of the joint venture agreement, in March the Company contributed two properties to the venture with PGGM: The Shops of Plymouth Town Center in Plymouth, MN, and Byerly’s Burnsville in Burnsville, MN.

With regard to the Company’s joint venture with IPCC, during the quarter the venture purchased a 66,393-square-foot grocery store property in the Chicago suburb of Arlington Heights for $20.8 million, excluding closing costs and adjustments.  The property is leased to Mariano’s Fresh Market, Roundy’s Supermarkets Inc.’s new upscale grocery store concept.  After the quarter’s close, the joint venture placed a 5.2 percent fixed-rate first mortgage loan in the amount of $11.4 million on the property.  Net proceeds from the mortgage loan were distributed to the Company and utilized to repay advances made under the Company’s line of credit facility to acquire the property.

Subsequent to the close of the quarter, the IRC-IPCC venture acquired for $46.9 million a diversified retail portfolio of single-tenant properties aggregating 118,441 square feet of gross leasable area in nine states.  The properties are net-leased to national retailers operating in the fast food, pharmacy, casual dining, banking, telecommunications and general discount merchandise segments.  The portfolio will be split into two pools of eight properties each, for two separate syndication offerings.  Simultaneous with the closing, the venture placed a 5.4 percent fixed-rate first mortgage loan on each of the eight-property portfolios in the amounts of $12.0 million and $12.5 million.

Distributions

In February, March and April 2011 the Company paid monthly cash distributions to stockholders of $0.0475 per common share.  The Company also declared a cash distribution of $0.0475 per common share, payable on May 17, 2011 to common shareholders of record at the close of business on May 2, 2011.  The Company expects to continue to pay monthly cash distributions at the existing rate throughout 2011.

Guidance

For fiscal year 2011, the Company reiterates that it expects FFO, adjusted per common share (basic and diluted) to be in the range of $0.78 to $0.84, consolidated same store net operating income to be within the range of flat to 3 percent, and average total portfolio financial occupancy to be between 90 percent and 92 percent.

Conference Call/Webcast
Management will host a conference call to discuss the Company’s financial and operational results on Wednesday, May 4, 2011 at 2:00 p.m. CT (3:00 p.m. ET).  Hosting the conference call will be Mark Zalatoris, President and Chief Executive Officer, Brett Brown, Chief Financial Officer, and Scott Carr, President of Property Management. The live conference call can be accessed by dialing 1-877-317-6789 (toll free) for callers within the United States, 1-866-605-3852 (toll free) for callers dialing from Canada, or 1-412-317-6789 for other international callers.  The conference call also will be available via live webcast on the Company’s website at www.inlandrealestate.com.  The conference call will be recorded and available for replay one hour after the end of the live event through 8:00 a.m. CT (9:00 a.m. ET) on May 20, 2011.  Interested parties can access the replay of the conference call by dialing 1-877-344-7529 or 1-412-317-0088 for international callers, and entering the replay pass code 449993#.  An online playback of the webcast will be archived for approximately one year in the investor relations section of the Company’s website.

About Inland Real Estate Corporation
Inland Real Estate Corporation is a self-administered and self-managed publicly traded real estate investment trust (REIT) that as of the end of the quarter owned interests in 143 open-air neighborhood, community, power, and lifestyle shopping centers and single tenant properties located primarily in the Midwestern United States, with aggregate leasable space of approximately 14 million square feet.  Additional information on Inland Real Estate Corporation, including a copy of the Company’s supplemental financial information for the three months ended March 31, 2011, is available at www.inlandrealestate.com.

Certain statements in this press release constitute "forward-looking statements" within the meaning of the Federal Private Securities Litigation Reform Act of 1995.  These forward-looking statements are not historical facts but are the intent, belief or current expectations of our management based on their knowledge and understanding of the business and industry, the economy and other future conditions. These statements are not guarantees of future performance, and investors should not place undue reliance on forward-looking statements. Actual results may differ materially from those expressed or forecasted in the forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to the factors listed and described under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2010, as may be updated or supplemented by our Form 10-Q filings.   These factors include, but are not limited to: market and economic challenges experienced by the U.S. economy or real estate industry as a whole, including dislocations and liquidity disruptions in the credit markets; the inability of tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; competition for real estate assets and tenants; impairment charges; the availability of cash flow from operating activities for distributions and capital expenditures; our ability to refinance maturing debt or to obtain new financing on attractive terms; future increases in interest rates; actions or failures by our joint venture partners, including development partners; and other factors that could affect our ability to qualify as a real estate investment trust.  We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results.

INLAND REAL ESTATE CORPORATION
Consolidated Balance Sheets
March 31, 2011 and December 31, 2010
(In thousands except per share data)

	March 31, 2011 (unaudited)	December 31, 2010
Assets:

Investment properties:
Land	$348,145	345,637
Construction in progress	1,434	142
Building and improvements	999,169	999,723

	1,348,748	1,345,502
Less accumulated depreciation	330,897	326,546

Net investment properties	1,017,851	1,018,956

Cash and cash equivalents	8,840	13,566
Investment in securities	10,990	10,053
Accounts receivable, net	41,816	37,755
Investment in and advances to unconsolidated joint ventures	99,386	103,616
Acquired lease intangibles, net	33,311	38,721
Deferred costs, net	18,778	17,041
Other assets	13,826	15,133

Total assets	$1,244,798	1,254,841

Liabilities:

Accounts payable and accrued expenses	$46,738	34,768
Acquired below market lease intangibles, net	10,271	10,492
Distributions payable	4,176	4,139
Mortgages payable	477,970	483,186
Unsecured credit facilities	190,000	195,000
Convertible notes	110,728	110,365
Other liabilities	12,142	18,898

Total liabilities	852,025	856,848

Commitments and contingencies

Stockholders' Equity:

Preferred stock, $0.01 par value, 6,000 Shares authorized; none issued and outstanding at March 31, 2011 and December 31, 2010, respectively	-	-
Common stock, $0.01 par value, 500,000 Shares authorized; 88,711 and 87,838 Shares issued and outstanding at March 31, 2011 and December 31, 2010, respectively	887	878
Additional paid-in capital (net of offering costs of $65,550 and $65,322 at March 31, 2011 and December 31, 2010, respectively)	783,225	775,348
Accumulated distributions in excess of net income	(392,703)	(379,485)
Accumulated other comprehensive income	2,096	1,148

Total stockholders' equity	393,505	397,889

Noncontrolling interest	(732)	104

Total equity	392,773	397,993

Total liabilities and stockholders' equity	$1,244,798	1,254,841

INLAND REAL ESTATE CORPORATION
Consolidated Statements of Operations

For the three months ended March 31, 2011 and 2010 (unaudited)

 (In thousands except per share data)

	Three months ended March 31, 2011	Three months ended March 31, 2010
Revenues:
Rental income	$30,028	28,219
Tenant recoveries	14,030	12,671
Other property income	463	379
Fee income from unconsolidated joint ventures	1,163	632
Total revenues	45,684	41,901

Expenses:
Property operating expenses	10,266	10,116
Real estate tax expense	8,995	8,400
Depreciation and amortization	12,435	10,055
Provision for asset impairment	-	5,451
General and administrative expenses	3,722	3,229
Total expenses	35,418	37,251

Operating income	10,266	4,650

Other income	706	2,470
Loss on change in control of investment property	(690)	-
Gain on sale of joint venture interest	313	474
Interest expense	(10,957)	(7,791)
Loss before income tax benefit (expense) of taxable REIT subsidiary, equity in loss of unconsolidated joint ventures, discontinued operations and net income attributable to noncontrolling interest	(362)	(197)

Income tax benefit (expense) of taxable REIT subsidiary	(121)	34
Equity in loss of unconsolidated joint ventures	(359)	(2,576)
Loss from continuing operations	(842)	(2,739)
Income from discontinued operations	217	80
Net loss	(625)	(2,659)

Less: Net income attributable to the noncontrolling interest	(36)	(73)
Net loss available to common stockholders	(661)	(2,732)

Other comprehensive income:
Unrealized gain on investment securities	394	978
Reversal of unrealized gain to realized gain on investment securities	(383)	(830)
Unrealized gain on derivative instruments	937	61

Comprehensive income (loss)	$287	(2,523)

Basic and diluted earnings available to common shares per weighted average common share:

Loss from continuing operations	$(0.01)	(0.03)
Income from discontinued operations	-	-
Net loss available to common stockholders per weighted average common share – basic and diluted	$(0.01)	(0.03)

Weighted average number of common shares outstanding – basic and diluted	87,858	85,346

Non-GAAP Financial Measures

We consider FFO a widely accepted and appropriate measure of performance for a REIT.  FFO provides a supplemental measure to compare our performance and operations to other REITs.  Due to certain unique operating characteristics of real estate companies, NAREIT has promulgated a standard known as FFO, which it believes more accurately reflects the operating performance of a REIT such as ours.  As defined by NAREIT, FFO means net income computed in accordance with U.S. GAAP, excluding gains (or losses) from sales of operating property, plus depreciation and amortization and after adjustments for unconsolidated entities in which the REIT holds an interest.  We have adopted the NAREIT definition for computing FFO.  Management uses the calculation of FFO for several reasons.  We use FFO in conjunction with our acquisition policy to determine investment capitalization strategy and we also use FFO to compare our performance to that of other REITs in our peer group.  Additionally, FFO is used in certain employment agreements to determine incentives payable by us to certain executives, based on our performance.  The calculation of FFO may vary from entity to entity since capitalization and expense policies tend to vary from entity to entity.  Items that are capitalized do not impact FFO whereas items that are expensed reduce FFO.  Consequently, our presentation of FFO may not be comparable to other similarly titled measures presented by other REITs.  FFO does not represent cash flows from operations as defined by U.S. GAAP, it is not indicative of cash available to fund all cash flow needs and liquidity, including our ability to pay distributions and should not be considered as an alternative to net income, as determined in accordance with U.S. GAAP, for purposes of evaluating our operating performance.  The following table reflects our FFO and adjusted FFO for the periods presented, reconciled to net loss available to common stockholders for these periods.  The Company adjusts FFO for the impact of non-cash impairment charges, net of taxes and gains on extinguishment of debt recorded in comparable periods in order to present the performance of its core portfolio operations.

	Three months ended March 31, 2011	Three months ended March 31, 2010

Net loss available to common stockholders	$(661)	(2,732)
Gain on sale of investment properties	(197)	-
Loss from change in control of investment property	690	-
Equity in depreciation and amortization of unconsolidated joint ventures	3,263	3,600
Amortization on in-place lease intangibles	1,452	565
Amortization on leasing commissions	337	274
Depreciation, net of noncontrolling interest	10,597	9,320

Funds From Operations available to common stockholders	15,481	11,027

Impairment loss, net of taxes:
Provision for asset impairment	-	5,451
Provision for asset impairment included in equity in loss of unconsolidated joint ventures	-	2,498
Other non-cash adjustments	423	-
Provision for income taxes:
Tax benefit related to current impairment charges, net of valuation allowance	-	147

Funds From Operations available to common stockholders, adjusted	$15,904	19,123

Net loss available to common stockholders per weighted average common share – basic and diluted	$(0.01)	(0.03)

Funds From Operations available to common stockholders, per weighted average common share – basic and diluted	$0.18	0.13

Funds From Operations available to common stockholders, adjusted, per weighted average common share – basic and diluted	$0.18	0.22

Weighted average number of common shares outstanding, basic and diluted	87,858	85,346

EBITDA is defined as earnings (losses) from operations excluding: (1) interest expense; (2) income tax benefit or expenses; (3) depreciation and amortization expense; and (4) gains (loss) on non-operating property.  We believe EBITDA is useful to us and to an investor as a supplemental measure in evaluating our financial performance because it excludes expenses that we believe may not be indicative of our operating performance.  By excluding interest expense, EBITDA measures our financial performance regardless of how we finance our operations and capital structure.  By excluding depreciation and amortization expense, we believe we can more accurately assess the performance of our portfolio.  Because EBITDA is calculated before recurring cash charges such as interest expense and taxes and is not adjusted for capital expenditures or other recurring cash requirements, it does not reflect the amount of capital needed to maintain our properties nor does it reflect trends in interest costs due to changes in interest rates or increases in borrowing.  EBITDA should be considered only as a supplement to net earnings and may be calculated differently by other equity REITs.

	Three months ended March 31, 2011	Three months ended March 31, 2010

Loss from continuing operations	$(842)	(2,739)
Loss from change in control of investment property	690	-
Net income attributable to noncontrolling interest	(36)	(73)
Income tax (benefit) expense of taxable REIT subsidiary	121	(34)
Income from discontinued operations, excluding gains	20	80
Interest expense	10,957	7,791
Interest expense associated with discontinued operations	-	148
Interest expense associated with unconsolidated joint ventures	2,024	2,906
Depreciation and amortization	12,435	10,055
Depreciation and amortization associated with discontinued operations	4	195
Depreciation and amortization associated with unconsolidated joint ventures	3,263	3,600

EBITDA available to common stockholders	28,636	21,929

Provision for asset impairment	-	5,451
Provision for asset impairment included in equity in loss of unconsolidated joint ventures	-	2,498
Other non-cash adjustments	423	-

EBITDA available to common stockholders, adjusted	$29,059	29,878

Total Interest Expense	$12,981	10,845

EBITDA: Interest Expense Coverage Ratio	2.2 x	2.0 x

EBITDA: Interest Expense Coverage Ratio, adjusted	2.2 x	2.8 x

Inland Real Estate Corporation
Supplemental Financial Information
For the three months ended March 31, 2011 and 2010
(In thousands except per share and square footage data)

Financial Highlights - unaudited (1)	Three months ended March 31, 2011	Three months ended March 31, 2010

Total revenues	$45,684	41,901

Net loss available to common stockholders (1)	$(661)	(2,732)
Gain on sale of investment properties	(197)	-
Loss from change in control of investment property	690	-
Equity in depreciation and amortization of unconsolidated joint ventures	3,263	3,600
Amortization on in-place leases intangibles	1,452	565
Amortization on leasing commissions	337	274
Depreciation, net of noncontrolling interest	10,597	9,320
Funds From Operations available to common stockholders	15,481	11,027

Impairment loss, net of taxes:
Provision for asset impairment	-	5,451
Provision for asset impairment included in equity in loss of unconsolidated joint venture	-	2,498
Other non-cash adjustments	423	-
Provision of income taxes:
Tax benefit related to current impairment charges, net of valuation allowance	-	147

Funds From Operations available to common stockholders, adjusted	$15,904	19,123
Net loss available to common stockholders per weighted average common share – basic and diluted	$(0.01)	(0.03)

Funds From Operations available to common stockholders per weighted average common share – basic and diluted	$0.18	0.13

Funds From Operations available to common stockholders, adjusted per common share – basic and diluted	$0.18	0.22

Distributions Declared	$12,557	12,173
Distributions Per Common Share	$0.14	0.14
Distributions / Funds From Operations Payout Ratio, adjusted	79.0%	63.7%
Weighted Average Commons Shares Outstanding, basic and diluted	87,858	85,346

	Three months ended March 31, 2011	Three months ended March 31, 2010

Additional Information
Straight-line rents	$495	50
Amortization of lease intangibles	18	(27)
Amortization of deferred financing fees	922	724
Stock based compensation expense	112	78

Capital Expenditures
Maintenance / non-revenue generating cap ex
Building / Site improvements	$407	501

Non-maintenance / revenue generating cap ex
Tenant improvements	12,986	2,768
Leasing commissions	2,302	779

(1)

See detailed pages for reconciliation of non-GAAP financial information to the most comparable GAAP measures.

Inland Real Estate Corporation
Supplemental Financial Information
For the three months ended March 31, 2011 and 2010
(In thousands except per share and square footage data)

Financial Highlights - unaudited (continued)

	As of March 31, 2011	As of March 31, 2010

Total Assets	$1,244,798	1,152,090

General and Administrative Expenses	Three months ended March 31, 2011	Three months ended March 31, 2010

General and Administrative Expenses (G&A)	$3,722	3,229
G&A Expenses as a Percentage of Total Revenue	8.1%	7.7%
Annualized G&A Expenses as a Percentage of Total Assets	1.2%	1.1%

Same Store Net Operating Income ("NOI") (Cash Basis) (1)	Three months ended March 31, 2011	Three months ended March 31, 2010	% Change

Consolidated Portfolio (112 properties)

Same Store NOI	$23,948	23,519	1.8%
Same Store NOI excluding lease termination income	$23,948	23,473	2.0%

Unconsolidated Portfolio (at 100%) (13 properties)

Same Store NOI	$6,455	6,255	3.2%
Same Store NOI excluding lease termination income	$6,455	6,196	4.2%

Total Portfolio (including our pro rata share of unconsolidated NOI) (125 properties)

Same Store NOI	$27,176	26,647	2.0%
Same Store NOI excluding lease termination income	$27,176	26,571	2.3%

(1)

Same store net operating income is considered a non-GAAP financial measure because it does not include straight-line rental income, amortization of intangible leases, interest, depreciation, amortization, bad debt and general and administrative expenses.  A reconciliation of same store net operating income to net income (loss) available to common stockholders is provided on page 27 of this supplemental financial information.

Inland Real Estate Corporation
Supplemental Financial Information
For the three months ended March 31, 2011 and 2010
(In thousands except per share and square footage data)

Financial Highlights - unaudited (continued)

Consolidated Occupancy (1)	As of March 31, 2011	As of December 31, 2010	As of March 31, 2010

Leased Occupancy (2)	94.1%	92.9%	91.1%
Financial Occupancy (3)	88.5%	88.6%	88.1%
Same Store Financial Occupancy	89.0%	89.0%	87.7%

Unconsolidated Occupancy (4)	As of March 31, 2011	As of December 31, 2010	As of March 31, 2010

Leased Occupancy (2)	96.5%	95.8%	94.8%
Financial Occupancy (3)	94.7%	93.0%	93.0%
Same Store Financial Occupancy	94.7%	94.7%	93.4%

Total Occupancy	As of March 31, 2011	As of December 31, 2010	As of March 31, 2010

Leased Occupancy (2)	94.4%	93.3%	91.6%
Financial Occupancy (3)	89.3%	89.2%	88.8%
Same Store Financial Occupancy	89.6%	89.6%	88.3%

Capitalization	As of March 31, 2011	As of March 31, 2010

Total Shares Outstanding	$88,711	85,452
Closing Price Per Share	9.54	9.15
Equity Market Capitalization	846,303	781,886
Total Debt (5)	950,197	919,331
Total Market Capitalization	$1,796,500	1,701,217

Debt to Total Market Capitalization	52.9%	54.0%

(1)

All occupancy calculations exclude seasonal tenants.

(2)

Leased occupancy is defined as the percentage of total gross leasable area for which there is a signed lease regardless of whether the tenant is currently obligated to pay rent under their lease agreement.

(3)

Financial occupancy is defined as the percentage of total gross leasable area for which a tenant is obligated to pay rent under the terms of its lease agreement, regardless of the actual use or occupation by that tenant of the area being leased excluding tenants in their abatement period.

(4)

Unconsolidated occupancy is based on IRC percent ownership.

(5)

Includes pro-rata share of unconsolidated joint venture debt and full face value of convertible notes.

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2011
(In thousands except per share and square footage data)

Consolidated Debt Schedule

The Company's mortgages payable are secured by certain of its investment properties and consist of the following at March 31, 2011:

Fixed rate debt
Servicer	Property Name	Interest Rate at March 31, 2011	Maturity Date	Balance at March 31, 2011	Percent of Total Debt

Wells Fargo	Baytowne Square & Shoppes	4.11%	06/2011	$8,720	1.12%
Wells Fargo	CarMax – Schaumburg	4.11%	06/2011	11,730	1.51%
Wells Fargo	Grand Traverse Crossings	4.11%	06/2011	1,688	0.22%
Wells Fargo	Hammond Mills	4.11%	06/2011	882	0.11%
Wells Fargo	Plymouth Collection	4.11%	06/2011	5,180	0.67%
Wells Fargo	Riverplace Center	4.11%	06/2011	3,290	0.42%
Wells Fargo	Staples	4.11%	06/2011	1,730	0.22%
Capmark Finance	University Crossings	5.02%	08/2011	8,800	1.13%
Capmark Finance	Hickory Creek Marketplace	4.88%	11/2011	5,750	0.74%
Capmark Finance	Maple Park Place	4.88%	11/2011	12,500	1.61%
Capmark Finance	Westriver Crossing	4.88%	11/2011	3,500	0.45%
Cohen Financial	Maple Grove Retail	5.19%	08/2012	4,050	0.52%
Cohen Financial	Park Place Plaza	5.19%	08/2012	6,500	0.84%
Cohen Financial	Quarry Retail	5.19%	08/2012	15,800	2.03%
Cohen Financial	Riverdale Commons	5.19%	08/2012	9,850	1.27%
Cohen Financial	Downers Grove Market	5.27%	11/2012	12,500	1.61%
Cohen Financial	Stuart’s Crossing	5.27%	12/2012	7,000	0.90%
Principal Life Insurance	Big Lake Town Square	5.05%	01/2014	6,250	0.80%
Principal Life Insurance	Park Square	5.05%	01/2014	10,000	1.29%
Principal Real Estate	Iroquois Center	5.05%	04/2014	8,750	1.12%
Midland Loan Services (1)	Shoppes at Grayhawk	5.17%	04/2014	16,909	2.17%
Wachovia	Algonquin Commons	5.45%	11/2014	71,602	9.20%
Wachovia (1)	The Exchange at Algonquin	5.24%	11/2014	19,134	2.46%
Prudential Asset Resource (1)	Orland Park Place Outlots	5.83%	12/2014	5,478	0.70%
TCF Bank (1)	Grand/Hunt Center Outlot	6.50%	04/2015	1,533	0.20%
TCF Bank (1)	Dominick’s – Schaumburg	6.50%	04/2015	6,896	0.89%
TCF Bank (1)	Dominick’s – Countryside	6.50%	04/2015	1,508	0.19%
TCF Bank (1)	Cub Foods - Buffalo Grove	6.50%	04/2015	3,930	0.51%
TCF Bank (1)	PetSmart	6.50%	04/2015	2,194	0.28%
TCF Bank (1)	Roundy’s - Waupaca	6.50%	04/2015	4,286	0.55%
Metlife Insurance Company (1)	Shakopee Valley Marketplace	5.05%	12/2017	7,971	1.02%
Metlife Insurance Company (1)	Woodfield Plaza	5.05%	12/2017	12,655	1.63%
Metlife Insurance Company (1)	Crystal Point	5.05%	12/2017	17,836	2.29%
Metlife Insurance Company (1)	Shops at Orchard Place	5.05%	12/2017	24,910	3.20%
John Hancock Life Insurance (1)	Four Flaggs & Four Flaggs Annex	7.65%	01/2018	11,271	1.45%
John Hancock Life Insurance	Roundy’s	4.85%	12/2020	10,300	1.32%
Wells Fargo	Woodland Heights	6.03%	12/2020	4,175	0.54%
Wells Fargo	Salem Square	6.03%	12/2020	4,897	0.63%
Wells Fargo	Townes Crossing	6.03%	12/2020	6,289	0.81%
Wells Fargo	Hawthorne Village Commons	6.03%	12/2020	6,443	0.83%
Wells Fargo	Aurora Commons	6.03%	12/2020	6,443	0.83%
Wells Fargo	Deer Trace	6.03%	12/2020	9,691	1.25%
Wells Fargo	Pine Tree Plaza	6.03%	12/2020	10,825	1.39%
Wells Fargo	Joliet Commons	6.03%	12/2020	11,237	1.44%

Total/Weighted Average Fixed Rate Secured		5.35%		$422,883	54.36%

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2011
(In thousands except per share and square footage data)

Consolidated Debt Schedule (continued)

Fixed rate debt (continued)
Servicer	Property Name	Interest Rate at March 31, 2011	Maturity Date	Balance at March 31, 2011	Percent of Total Debt

Convertible Notes (2)		4.63%	11/2011	$80,785	10.38%
Convertible Notes (2)		5.00%	11/2014	29,215	3.76%

Total/Weighted Average Fixed Rate		5.22%		532,883	68.50%

Variable rate debt

Bank of America	Orchard Crossing	4.26%	06/2011	14,800	1.90%
Metropolitan Capital Bank	Corporate	6.00%	10/2012	2,700	0.35%
Bank of America (1)	Edinburgh Festival	4.20%	12/2012	3,907	0.50%
Bank of America (1)	CarMax – Tinley Park	4.20%	12/2012	9,811	1.26%
Bank of America (1)	Cliff Lake	4.20%	12/2012	3,996	0.51%
Bank of America (1)	Burnsville Crossing	4.20%	12/2012	3,817	0.49%
Bank of America (1)	Food 4 Less	4.20%	12/2012	2,739	0.35%
Bank of America (1)	Shingle Creek	4.20%	12/2012	1,953	0.25%
Bank of America (1)	Bohl Farm Marketplace	4.20%	12/2012	5,164	0.67%
Bank of America	Skokie Fashion Square	0.63%	12/2014	6,200	0.80%

Total/Weighted Average Variable Rate Secured		3.90%		55,087	7.08%

Term Loan		3.50%	06/2013	150,000	19.28%
Line of Credit Facility		3.52%	06/2013	40,000	5.14%

Total/Weighted Average Variable Rate		3.59%		245,087	31.50%

Total/Weighted Average Debt		4.71%		$777,970	100.00%

(1)

These loans require payments of principal and interest monthly, all other loans listed are interest only.

(2)

Total convertible notes reflect the total principal amount outstanding.  The consolidated balance sheet is presented net of a fair value adjustment of $728.

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2011
(In thousands except per share and square footage data)

Summary of Consolidated Debt

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities (1)		Total	Total Weighted Average Rate (2)	Percent of Total Debt

2011	2,067	78,570	80,785	(3)	161,422	4.54%	20.75%
2012	3,601	89,008	-		92,609	4.89%	11.90%
2013	4,171	-	190,000		194,171	3.50%	24.96%
2014	3,887	137,063	29,215	(3)	170,166	5.11%	21.87%
2015	1,508	19,270	-		20,778	6.50%	2.67%
2016	1,503	-	-		1,502	-	0.19%
2017	1,453	56,097	-		57,550	5.05%	7.40%
2018	-	9,472	-		9,472	7.65%	1.22%
2019	-	-	-		-	-	-
2020	-	70,300	-		70,300	5.85%	9.04%

Total	$18,190	459,780	300,000		777,970	4.71%	100.00%

Total Debt Outstanding	March 31, 2011

Mortgage loans payable:
Fixed rate secured loans	$422,883
Variable rate secured loans	55,087
Unsecured fixed rate convertible notes (3) (4)	80,785
Unsecured fixed rate convertible notes (3) (5)	29,215
Unsecured line of credit facility and term loan	190,000

Total	$777,970

Percentage of Total Debt:	March 31, 2011

Fixed rate loans	68.50%
Variable rate loans	31.50%

Current Average Interest Rates (2):	March 31, 2011

Fixed rate loans	5.22%
Variable rate loans	3.59%
Total weighted average interest rate	4.71%

(1)

Includes unsecured convertible notes, line of credit facility and term loan.

(2)

Interest rates are as of March 31, 2011 and exclude the impact of deferred loan fee amortization.

(3)

Total convertible notes reflect the total principal amount outstanding.  The consolidated balance sheet is presented net of a fair value adjustment of $728.

(4)

The convertible notes, which mature in 2026, are included in the 2011 maturities because that is the earliest date these notes can be redeemed or the note holder can require us to repurchase their note.

(5)

The convertible notes, which mature in 2029, are included in the 2014 maturities because that is the earliest date these notes can be redeemed or the note holder can require us to repurchase their note.

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2011
(In thousands except per share and square footage data)

Significant Retail Tenants (Consolidated) (1)

Tenant Name	Number of Stores	Annual Base Rent	Percentage of Annual Base Rent	GLA Square Feet	Percentage of Total Square Footage

Roundy’s	8	$7,123	6.09%	547,639	5.23%
Supervalu, Inc. (2)	9	5,390	4.61%	557,177	5.32%
Dominick's Finer Foods	6	4,674	4.00%	394,377	3.76%
Carmax	2	4,021	3.44%	187,851	1.79%
PetSmart	10	3,130	2.68%	239,778	2.29%
TJX Companies, Inc. (3)	11	2,874	2.46%	343,060	3.27%
Best Buy	4	2,465	2.11%	183,757	1.75%
Kroger	3	2,086	1.78%	193,698	1.85%
The Sports Authority	3	1,851	1.58%	134,869	1.29%
OfficeMax	6	1,737	1.49%	144,596	1.38%
Party City	8	1,513	1.29%	104,259	0.99%
Michael’s	6	1,500	1.28%	130,165	1.24%
Kohl’s	2	1,468	1.26%	169,584	1.62%
The Gap	7	1,433	1.22%	111,553	1.06%
Staples	5	1,421	1.21%	112,428	1.07%
Dollar Tree	15	1,415	1.21%	155,819	1.49%
Barnes & Noble	3	1,330	1.14%	67,988	0.65%
Retail Ventures, Inc. (DSW Warehouse)	3	1,327	1.13%	70,916	0.68%
Home Depot	1	1,243	1.06%	113,000	1.08%

Total		$48,001	41.04%	3,962,514	37.81%

Significant Retail Tenants (Unconsolidated) (1) (4)

Tenant Name	Number of Stores	Annual Base Rent (4)	Percentage of Annual Base Rent	GLA Square Feet	Percentage of Total Square Footage

Supervalu, Inc. (2)	8	$6,022	14.12%	518,217	16.32%
TJX Companies, Inc. (3)	6	2,536	5.95%	192,430	6.06%
Roundy’s	2	1,626	3.81%	117,038	3.69%
Dominick's Finer Foods	2	1,600	3.75%	133,294	4.20%
Best Buy	1	1,530	3.59%	45,001	1.42%
Bed Bath and Beyond (5)	4	1,383	3.24%	151,720	4.78%
Regal Cinemas	1	1,210	2.84%	73,000	2.30%
Hobby Lobby	1	1,015	2.38%	56,390	1.78%
Dick's Sporting Goods	1	1,000	2.34%	100,000	3.15%
Retail Ventures, Inc. (DSW Warehouse)	2	981	2.30%	48,599	1.53%
REI (Recreational Equipment Inc.)	1	971	2.28%	25,550	0.80%
Kroger	2	904	2.12%	120,411	3.79%
Michael’s	2	820	1.92%	47,883	1.51%
Harlem Furniture	1	628	1.47%	27,932	0.88%
PetSmart	2	626	1.47%	47,447	1.49%
CVS	1	585	1.37%	12,900	0.41%
Byerly’s Food Store	1	510	1.20%	51,051	1.61%
The Gap	2	506	1.19%	35,225	1.11%
The Sports Authority	1	489	1.15%	44,495	1.40%
Walgreen’s	2	475	1.11%	30,323	0.95%
Nordstrom Rack	1	425	1.00%	34,833	1.10%

Total		$25,842	60.60%	1,913,739	60.28%

(1)

Significant tenants are tenants that represent 1% or more of our annual base rent

(2)

Includes Jewel and Cub Foods

(3)

Includes TJ Maxx, Marshall’s, A.J. Wright and Home Goods Stores

(4)

Annualized rent shown includes joint venture partner’s pro rata share

(5)

Includes Bed Bath & Beyond and Buy Buy Baby

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2011
(In thousands except per share and square footage data)

Significant Retail Tenants (Total) (1)

Tenant Name	Number of Stores	Annual Base Rent (2)	Percentage of Annual Base Rent	GLA Square Feet	Percentage of Total Square Footage

Supervalu, Inc. (3)	17	$11,413	7.15%	1,075,394	7.88%
Roundy’s	10	8,749	5.48%	664,677	4.87%
Dominick's Finer Foods	8	6,274	3.93%	527,671	3.86%
TJX Companies, Inc. (4)	17	5,410	3.39%	535,490	3.92%
Carmax	2	4,021	2.52%	187,851	1.38%
Best Buy	5	3,995	2.50%	228,758	1.68%
PetSmart	12	3,756	2.35%	287,225	2.10%
Kroger	5	2,990	1.87%	314,109	2.30%
Bed Bath & Beyond (5)	7	2,475	1.55%	257,756	1.89%
The Sports Authority	4	2,340	1.47%	179,364	1.31%
Michael’s	8	2,320	1.45%	178,048	1.30%
Retail Ventures, Inc. (DSW Warehouse)	5	2,308	1.45%	119,515	0.88%
The GAP	9	1,939	1.21%	146,778	1.07%
OfficeMax	6	1,737	1.09%	144,596	1.06%
Party City	10	1,695	1.06%	117,259	0.86%

Total		$61,422	38.47%	4,964,491	36.36%

(1)

Significant tenants are tenants that represent 1% or more of our annual base rent

(2)

Annualized rent shown includes joint venture partner’s pro rata share

(3)

Includes Jewel and Cub Foods

(4)

Includes TJ Maxx, Marshall’s, A.J. Wright, and Home Goods Stores

(5)

Includes Bed Bath & Beyond and Buy Buy Baby

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2011

(In thousands except per share and square footage data)

Lease Expiration Analysis

(Consolidated)

Lease Expiration Year	Number of Leases Expiring	GLA (Sq.Ft.)	Percent of Total GLA	Total Annualized Base Rent ($) (2)	Percent of Total Annualized Base Rent (%)	Annualized Base Rent ($/Sq.Ft.) (3)

ALL ANCHOR LEASES (1)
M-T-M	1	10,806	0.10%	$35	0.03%	$3.24
2011	15	384,418	3.66%	3,412	2.73%	8.88
2012	20	441,136	4.21%	4,717	3.78%	10.69
2013	28	738,498	7.05%	7,153	5.73%	9.69
2014	26	910,339	8.69%	10,055	8.05%	11.05
2015	23	536,491	5.12%	5,564	4.45%	10.37
2016	17	340,295	3.25%	4,463	3.57%	13.12
2017	17	696,957	6.65%	9,143	7.32%	13.12
2018	9	418,110	3.99%	4,853	3.88%	11.61
2019	12	574,294	5.48%	5,966	4.78%	10.39
2020+	48	1,762,821	16.82%	22,218	17.78%	12.60
Vacant	-	509,283	4.86%	-	-	-
TOTAL/WEIGHTED AVERAGE	216	7,323,448	69.88%	$77,579	62.10%	$11.38

ALL NON-ANCHOR LEASES (1)
M-T-M	13	32,188	0.31%	$458	0.37%	$14.23
2011	105	260,629	2.49%	3,880	3.11%	14.89
2012	170	412,731	3.94%	7,158	5.73%	17.34
2013	162	430,674	4.11%	7,854	6.29%	18.24
2014	132	355,644	3.39%	6,158	4.93%	17.32
2015	147	415,178	3.96%	7,826	6.26%	18.85
2016	78	237,223	2.26%	4,517	3.62%	19.04
2017	19	84,382	0.81%	1,307	1.05%	15.49
2018	25	80,446	0.77%	1,821	1.45%	22.64
2019	19	86,812	0.83%	1,813	1.45%	20.88
2020+	67	279,280	2.67%	4,565	3.64%	16.35
Vacant	-	479,662	4.58%	-	-	-
TOTAL/WEIGHTED AVERAGE	937	3,154,849	30.12%	$47,357	37.90%	$17.70

ALL LEASES
M-T-M	14	42,994	0.41%	$493	0.40%	$11.47
2011	120	645,047	6.15%	7,292	5.84%	11.30
2012	190	853,867	8.15%	11,875	9.51%	13.91
2013	190	1,169,172	11.16%	15,007	12.02%	12.84
2014	158	1,265,983	12.08%	16,213	12.98%	12.81
2015	170	951,669	9.08%	13,390	10.71%	14.07
2016	95	577,518	5.51%	8,980	7.19%	15.55
2017	36	781,339	7.46%	10,450	8.37%	13.37
2018	34	498,556	4.76%	6,674	5.33%	13.39
2019	31	661,106	6.31%	7,779	6.23%	11.77
2020+	115	2,042,101	19.49%	26,783	21.42%	13.12
Vacant	-	988,945	9.44%	-	-	-
TOTAL/WEIGHTED AVERAGE	1,153	10,478,297	100.00%	$124,936	100.00%	$13.17

(1)

The Company defines anchors as single tenants which lease 10,000 or more square feet.  Non-anchors are defined as tenants which lease less than 10,000 square feet.

(2)

Annualized base rent for all leases financially occupied, including seasonal tenants and tenants in their abatement period at report date based on the rent as of the end of the lease.

(3)

Annualized base rent divided by gross leasable area as of report date.

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2011

(In thousands except per share and square footage data)

Lease Expiration Analysis

(Unconsolidated) (1)

Lease Expiration Year	Number of Leases Expiring	GLA (Sq.Ft.)	Percent of Total GLA	Total Annualized Base Rent ($) (3)	Percent of Total Annualized Base Rent (%)	Annualized Base Rent ($/Sq.Ft.) (4)

ALL ANCHOR LEASES (2)
M-T-M	1	5,079	0.32%	$69	0.31%	$13.59
2011	3	50,865	3.22%	383	1.72%	7.53
2012	3	52,556	3.32%	732	3.29%	13.93
2013	6	100,527	6.35%	1,195	5.38%	11.89
2014	9	127,736	8.07%	1,382	6.22%	10.82
2015	4	65,597	4.15%	746	3.36%	11.37
2016	8	188,774	11.93%	1,871	8.42%	9.91
2017	2	34,978	2.21%	682	3.07%	19.50
2018	6	61,743	3.90%	1,167	5.25%	18.90
2019	7	158,829	10.04%	2,367	10.65%	14.90
2020+	17	356,459	22.53%	4,974	22.39%	13.95
Vacant	-	31,923	2.03%	-	-	-
TOTAL/WEIGHTED AVERAGE	66	1,235,066	78.07%	$15,568	70.06%	$12.94

ALL NON-ANCHOR LEASES (2)
M-T-M	8	6,981	0.44%	$182	0.82%	$26.07
2011	20	26,012	1.64%	423	1.90%	16.26
2012	43	53,848	3.40%	1,111	5.00%	20.63
2013	30	35,513	2.24%	819	3.69%	23.06
2014	35	46,805	2.96%	966	4.35%	20.64
2015	32	37,749	2.39%	770	3.47%	20.40
2016	29	44,901	2.84%	993	4.47%	22.12
2017	8	13,169	0.83%	418	1.88%	31.74
2018	7	15,052	0.95%	360	1.62%	23.92
2019	7	11,193	0.71%	276	1.24%	24.66
2020+	12	15,104	0.95%	333	1.50%	22.05
Vacant	-	40,545	2.58%	-	-	-
TOTAL/WEIGHTED AVERAGE	231	346,872	21.93%	$6,651	29.94%	$21.71

ALL LEASES
M-T-M	9	12,060	0.76%	$251	1.13%	$20.81
2011	23	76,877	4.86%	806	3.62%	10.48
2012	46	106,404	6.72%	1,843	8.29%	17.32
2013	36	136,040	8.59%	2,014	9.07%	14.80
2014	44	174,541	11.03%	2,348	10.57%	13.45
2015	36	103,346	6.54%	1,516	6.83%	14.67
2016	37	233,675	14.77%	2,864	12.89%	12.26
2017	10	48,147	3.04%	1,100	4.95%	22.85
2018	13	76,795	4.85%	1,527	6.87%	19.88
2019	14	170,022	10.75%	2,643	11.89%	15.55
2020+	29	371,563	23.48%	5,307	23.89%	14.28
Vacant	-	72,468	4.61%	-	-	-
TOTAL/WEIGHTED AVERAGE	297	1,581,938	100.00%	$22,219	100.00%	$14.72

(1)

Amounts in table are based on IRC percent ownership

(2)

The Company defines anchors as single tenants which lease 10,000 or more square feet.  Non-anchors are defined as tenants which lease less than 10,000 square feet.

(3)

Annualized base rent for all leases financially occupied, including seasonal tenants and tenants in their abatement period at report date based on the rent as of the end of the lease.

(4)

Annualized base rent divided by gross leasable area as of report date.

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2011

(In thousands except per share and square footage data)

Lease Expiration Analysis

(Total) (1)

Lease Expiration Year	Number of Leases Expiring	GLA (Sq.Ft.)	Percent of Total GLA	Total Annualized Base Rent ($) (3)	Percent of Total Annualized Base Rent (%)	Annualized Base Rent ($/Sq.Ft.) (4)

ALL ANCHOR LEASES (2)

M-T-M	2	15,885	0.13%	$104	0.07%	$6.55
2011	18	435,283	3.61%	3,795	2.58%	8.72
2012	23	493,692	4.09%	5,449	3.70%	11.04
2013	34	839,025	6.96%	8,348	5.67%	9.95
2014	35	1,038,075	8.61%	11,437	7.77%	11.02
2015	27	602,088	4.99%	6,310	4.29%	10.48
2016	25	529,069	4.39%	6,334	4.31%	11.97
2017	19	731,935	6.07%	9,825	6.68%	13.42
2018	15	479,853	3.98%	6,020	4.09%	12.55
2019	19	733,123	6.08%	8,333	5.66%	11.37
2020+	65	2,119,280	17.57%	27,192	18.49%	12.83
Vacant	-	541,206	4.48%	-	-	-
TOTAL/WEIGHTED AVERAGE	282	8,558,514	70.96%	$93,147	63.31%	$11.62

ALL NON-ANCHOR LEASES (2)
M-T-M	21	39,169	0.32%	$640	0.44%	$16.34
2011	125	286,641	2.38%	4,303	2.92%	15.01
2012	213	466,579	3.87%	8,269	5.62%	17.72
2013	192	466,187	3.87%	8,673	5.89%	18.60
2014	167	402,449	3.34%	7,124	4.84%	17.70
2015	179	452,927	3.76%	8,596	5.84%	18.98
2016	107	282,124	2.34%	5,510	3.74%	19.53
2017	27	97,551	0.81%	1,725	1.17%	17.68
2018	32	95,498	0.79%	2,181	1.48%	22.84
2019	26	98,005	0.81%	2,089	1.42%	21.32
2020+	79	294,384	2.44%	4,898	3.33%	16.64
Vacant	-	520,207	4.31%	-	-	-
TOTAL/WEIGHTED AVERAGE	1,168	3,501,721	29.04%	$54,008	36.69%	$18.11

ALL LEASES
M-T-M	23	55,054	0.45%	$744	0.51%	$13.51
2011	143	721,924	5.99%	8,098	5.50%	11.22
2012	236	960,271	7.96%	13,718	9.32%	14.29
2013	226	1,305,212	10.83%	17,021	11.56%	13.04
2014	202	1,440,524	11.95%	18,561	12.61%	12.88
2015	206	1,055,015	8.75%	14,906	10.13%	14.13
2016	132	811,193	6.73%	11,844	8.05%	14.60
2017	46	829,486	6.88%	11,550	7.85%	13.92
2018	47	575,351	4.77%	8,201	5.57%	14.25
2019	45	831,128	6.89%	10,422	7.08%	12.54
2020+	144	2,413,664	20.01%	32,090	21.82%	13.30
Vacant	-	1,061,413	8.79%	-	-	-
TOTAL/WEIGHTED AVERAGE	1,450	12,060,235	100.00%	$147,155	100.00%	$13.38

(1)

Amounts in table are based on IRC percent ownership

(2)

The Company defines anchors as single tenants which lease 10,000 or more square feet.  Non-anchors are defined as tenants which lease less than 10,000 square feet.

(3)

Annualized base rent for all leases financially occupied, including seasonal tenants and tenants in their abatement period at report date based on the rent as of the end of the lease.

(4)

Annualized base rent divided by gross leasable area as of report date.

Inland Real Estate Corporation
Supplemental Financial Information
For the three months ended March 31, 2011

(In thousands except per share and square footage data)

Leasing Activity (Cash Basis) (1)

(Consolidated)

New Lease Summary

					Increase/(Decrease)
	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent	Total Dollar	Percent

1Q2011	15	165,270	$1,620	$1,736	$116	7.2%
per square foot			$9.80	$10.50	$0.70

2011 Total	15	165,270	$1,620	$1,736	$116	7.2%
per square foot			$9.80	$10.50	$0.70

Renewal Lease Summary

					Increase/(Decrease)
	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent	Total Dollar	Percent

1Q2011	34	132,854	$1,845	$1,927	$82	4.4%
per square foot			$13.89	$14.50	$0.61

2011 Total	34	132,854	$1,845	$1,927	$82	4.4%
per square foot			$13.89	$14.50	$0.61

Renewal leases include expiring leases renewed with the same tenant and the exercise of options.  All other leases are categorized as new.

Non-Comparable Lease Summary

	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent

1Q2011	17	159,313	$-	$1,432
per square foot			$-	$8.99

2011 Total	17	159,313	$-	$1,432
per square foot			$-	$8.99

Non-comparable leases represent leases signed for expansion square footage, or for space in which there was no former tenant in place for one year or more.

(1)

The calculations of former and new average base rents are adjusted for rent abatements on the included leases.

Inland Real Estate Corporation
Supplemental Financial Information
For the three months ended March 31, 2011

(In thousands except per share and square footage data)

Leasing Activity (Cash Basis) (1) (2)

(Unconsolidated)

New Lease Summary

					Increase/(Decrease)
	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent	Total Dollar	Percent
1Q2011	2	15,607	$290	$238	$(52)	-17.9%
per square foot			$18.58	$15.25	$(3.33)

2011 Total	2	15,607	$290	$238	$(52)	-17.9%
per square foot			$18.58	$15.25	$(3.33)

Renewal Lease Summary

					Increase/(Decrease)
	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent	Total Dollar	Percent
1Q2011	6	86,647	$1,153	$1,223	$70	6.1%
per square foot			$13.31	$14.11	$0.80

2011 Total	6	86,647	$1,153	$1,223	$70	6.1%
per square foot			$13.31	$14.11	$0.80

Renewal leases include expiring leases renewed with the same tenant and the exercise of options.  All other leases are categorized as new.

Non-Comparable Lease Summary

	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent

1Q2011	2	4,177	$-	$70
per square foot			$-	$16.76

2011 Total	2	4,177	$-	$70
per square foot			$-	$16.76

Non-comparable leases represent leases signed for expansion square footage, or for space in which there was no former tenant in place for one year or more.

(1)

Includes leasing activity on unconsolidated properties owned in joint ventures.

(2)

The calculations of former and new average base rents are adjusted for rent abatements on the included leases.

 Inland Real Estate Corporation
Supplemental Financial Information
For the three months ended March 31, 2011

(In thousands except per share and square footage data)

Leasing Activity (Cash Basis) (1) (2)

(Total)

New Lease Summary

					Increase/(Decrease)
	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent	Total Dollar	Percent

1Q2011	17	180,877	$1,910	$1,974	$64	3.4%
per square foot			$10.56	$10.91	$0.35

2011 Total	17	180,877	$1,910	$1,974	$64	3.4%
per square foot			$10.56	$10.91	$0.35

Renewal Lease Summary

					Increase/(Decrease)
	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent	Total Dollar	Percent

1Q2011	40	219,501	$2,997	$3,150	$153	5.1%
per square foot			$13.65	$14.35	$0.70

2011 Total	40	219,501	$2,997	$3,150	$153	5.1%
per square foot			$13.65	$14.35	$0.70

Renewal leases include expiring leases renewed with the same tenant and the exercise of options.  All other leases are categorized as new.

Non-Comparable Lease Summary

	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent

1Q2011	19	163,490	$-	$1,502
per square foot			$-	$9.19

2011 Total	19	163,490	$-	$1,502
per square foot			$-	$9.19

Non-comparable leases represent leases signed for expansion square footage, or for space in which there was no former tenant in place for one year or more.

(1)

Includes leasing activity on unconsolidated properties owned in joint ventures.

(2)

The calculations of former and new average base rents are adjusted for rent abatements on the included leases.

Inland Real Estate Corporation
Supplemental Financial Information
For the three months ended March 31, 2011

 (In thousands except per share and square footage data)

1st Quarter 2011 Leasing Activity (1)

(Consolidated)

New Leases	Non- Anchors (2)	Anchors (2)	Total

Number of Leases	9	6	15
Gross Leasable Area (Sq.Ft.)	26,804	138,466	165,270
Base Rent/Sq.Ft. ($/Sq.Ft.)	$16.93	9.26	10.50

Renewals	Non- Anchors	Anchors	Total

Number of Leases	31	3	34
Gross Leasable Area (Sq.Ft.)	78,106	54,748	132,854
Base Rent/Sq.Ft. ($/Sq.Ft.)	$16.61	11.50	14.50

Non-Comparable Leases (3)	Non- Anchors	Anchors	Total

Number of Leases	10	7	17
Gross Leasable Area (Sq.Ft.)	36,341	122,972	159,313
Base Rent/Sq.Ft. ($/Sq.Ft.)	$10.35	8.59	8.99

Total New, Renewal and Non- Comparable Leases	Non- Anchors	Anchors	Total

Number of Leases	50	16	66
Gross Leasable Area (Sq.Ft.)	141,251	316,186	457,437
Base Rent/Sq.Ft. ($/Sq.Ft.)	$15.06	9.39	11.14

(1)

The calculations of average base rents per square foot are adjusted for rent abatements on the included leases.

(2)

The Company defines anchors as single tenants which lease 10,000 or more square feet.  Non-anchors are defined as tenants which lease less than 10,000 square feet.

(3)

Non-comparable leases represent leases signed for expansion square footage, or for space in which there was no former tenant in place for one year or more.

Inland Real Estate Corporation
Supplemental Financial Information
For the three months ended March 31, 2011

 (In thousands except per share and square footage data)

1st Quarter 2011 Leasing Activity (1)(2)

(Unconsolidated)

New Leases	Non- Anchors (3)	Anchors (3)	Total

Number of Leases	1	1	2
Gross Leasable Area (Sq.Ft.)	4,973	10,634	15,607
Base Rent/Sq.Ft. ($/Sq.Ft.)	$18.90	13.50	15.25

Renewals	Non- Anchors	Anchors	Total

Number of Leases	5	1	6
Gross Leasable Area (Sq.Ft.)	16,464	70,183	86,647
Base Rent/Sq.Ft. ($/Sq.Ft.)	$23.15	12.00	14.11

Non-Comparable Leases (4)	Non- Anchors	Anchors	Total

Number of Leases	2	-	2
Gross Leasable Area (Sq.Ft.)	4,177	-	4,177
Base Rent/Sq.Ft. ($/Sq.Ft.)	$16.76	-	16.76

Total New, Renewal and Non- Comparable Leases	Non- Anchors	Anchors	Total

Number of Leases	8	2	10
Gross Leasable Area (Sq.Ft.)	25,614	80,817	106,431
Base Rent/Sq.Ft. ($/Sq.Ft.)	$21.29	12.20	14.39

(1)

Includes leasing activity on unconsolidated properties owned in joint ventures.

(2)

The calculations of average base rents per square foot are adjusted for rent abatements on the included leases.

(3)

The Company defines anchors as single tenants which lease 10,000 or more square feet.  Non-anchors are defined as tenants which lease less than 10,000 square feet.

(4)

Non-comparable leases represent leases signed for expansion square footage, or for space in which there was no former tenant in place for one year or more.

Inland Real Estate Corporation
Supplemental Financial Information
For the three months ended March 31, 2011

 (In thousands except per share and square footage data)

1st Quarter 2011 Leasing Activity (1) (2)

(Total)

New Leases	Non- Anchors (3)	Anchors (3)	Total

Number of Leases	10	7	17
Gross Leasable Area (Sq.Ft.)	31,777	149,100	180,877
Base Rent/Sq.Ft. ($/Sq.Ft.)	$17.24	9.56	10.91

Renewals	Non- Anchors	Anchors	Total

Number of Leases	36	4	40
Gross Leasable Area (Sq.Ft.)	94,570	124,931	219,501
Base Rent/Sq.Ft. ($/Sq.Ft.)	$17.75	11.78	14.35

Non-Comparable Leases (4)	Non- Anchors	Anchors	Total

Number of Leases	12	7	19
Gross Leasable Area (Sq.Ft.)	40,518	122,972	163,490
Base Rent/Sq.Ft. ($/Sq.Ft.)	$11.02	8.59	9.19

Total New, Renewal and Non- Comparable Leases	Non- Anchors	Anchors	Total

Number of Leases	58	18	76
Gross Leasable Area (Sq.Ft.)	166,865	397,003	563,868
Base Rent/Sq.Ft. ($/Sq.Ft.)	$16.02	9.96	11.75

(1)

Includes leasing activity on unconsolidated properties owned in joint ventures.

(2)

The calculations of average base rents per square foot are adjusted for rent abatements on the included leases.

(3)

The Company defines anchors as single tenants which lease 10,000 or more square feet.  Non-anchors are defined as tenants which lease less than 10,000 square feet.

(4)

Non-comparable leases represent leases signed for expansion square footage, or for space in which there was no former tenant in place for one year or more.

Inland Real Estate Corporation
Supplemental Financial Information

For the three months ended March 31, 2011 and 2010
(In thousands except per share and square footage data)

Same Store Net Operating Income Analysis

The following schedules present same store net operating income, for our consolidated and unconsolidated portfolios, which is the net operating income of properties owned in both the three months ended March 31, 2011 and 2010, along with other investment properties' new operating income.  Same store net operating income is considered a non-GAAP financial measure because it does not include straight-line rental income, amortization of lease intangibles, interest, depreciation, amortization and bad debt expense.  We provide same store net operating income as it allows investors to compare the results of property operations for the three months ended March 31, 2011 and 2010.  We also provide a reconciliation of these amounts to the most comparable GAAP measure, net loss available to common stockholders.

Consolidated	Three months ended March 31,2011	Three months ended March 31, 2010	% Change
Rental income and additional income:
"Same store" investment properties, 112 properties
Rental income	$26,955	26,854	0.4%
Tenant recovery income	13,120	11,944	9.8%
Other property income	425	364	16.8%
"Other investment properties
Rental income	2,560	1,342
Tenant recovery income	910	727
Other property income	38	15
Total rental income and additional income	$44,008	41,246

Property operating expenses:
"Same store" investment properties, 112 properties
Property operating expenses	$8,277	7,663	8.0%
Real estate tax expense	8,275	7,980	3.7%
"Other investment properties"
Property operating expenses	804	380
Real estate tax expense	720	420
Total property operating expenses	$18,076	16,443

Property net operating income
"Same store" investment properties	$23,948	23,519	1.8%
"Other investment properties"	1,984	1,284
Total property net operating income	$25,932	24,803

Other income:
Straight-line rents	495	50
Amortization of lease intangibles	18	(27)
Other income	706	2,470
Fee income from unconsolidated joint ventures	1,163	632
Loss on change in control of investment property	(690)	-
Gain on sale of joint venture interest	313	474

Other expenses:
Income tax benefit (expense) of taxable REIT subsidiary	(121)	34
Bad debt expense	(1,185)	(2,073)
Depreciation and amortization	(12,435)	(10,055)
General and administrative expenses	(3,722)	(3,229)
Interest expense	(10,957)	(7,791)
Provision for asset impairment	-	(5,451)
Equity in loss of unconsolidated ventures	(359)	(2,576)

Loss from continuing operations	(842)	(2,739)
Income from discontinued operations	217	80
Net loss	(625)	(2,659)

Less: Net income attributable to the noncontrolling interest	(36)	(73)

Net loss available to common stockholders	$(661)	(2,732)

Inland Real Estate Corporation
Supplemental Financial Information

For the three months ended March 31, 2011 and 2010
(In thousands except per share and square footage data)

Same Store Net Operating Income Analysis (continued)

Unconsolidated (at 100%)	Three months ended March 31, 2011	Three months ended March 31, 2010	% Change
Rental income and additional income:
"Same store" investment properties, 13 properties
Rental income	$7,521	7,418	1.4%
Tenant recovery income	4,104	3,880	5.8%
Other property income	65	123	-47.2%
"Other investment properties
Rental income	3,254	4,939
Tenant recovery income	1,340	754
Other property income	18	28
Total rental income and additional income	$16,302	17,142

Property operating expenses:
"Same store" investment properties, 13 properties
Property operating expenses	$2,155	2,013	7.1%
Real estate tax expense	3,080	3,153	-2.3%
"Other investment properties"
Property operating expenses	967	945
Real estate tax expense	927	752
Total property operating expenses	$7,129	6,863

Property net operating income
"Same store" investment properties	$6,455	6,255	3.2%
"Other investment properties"	2,718	4,024
Total property net operating income	$9,173	10,279

Other income:
Straight-line rents	254	121
Amortization of lease intangibles	(61)	138
Other income	348	521
Gain on extinguishment of debt	-	750

Other expenses:
Bad debt expense	(54)	86
Depreciation and amortization	(6,232)	(7,539)
General and administrative expenses	(302)	(34)
Interest expense	(3,836)	(6,033)
Provision for asset impairment	-	(5,550)

Loss from continuing operations	$(710)	(7,261)

Inland Real Estate Corporation
Supplemental Financial Information
For the three months ended March 31, 2011
(In thousands except per share and square footage data)

Property Acquisitions

Date	Property	City	State	GLA Sq.Ft.	Purchase Price	Cap Rate	Financial Occupancy	Anchors	Year Built / Renovated

01/11/11	Joffco Square (1)	Chicago	IL	95,204	$23,800	7.15%	83%	Best Buy and Bed, Bath and Beyond	2008
03/24/11	Mariano’s Fresh Market (2)	Arlington Heights	IL	66,393	20,800	7.41%	100%	Mariano’s Fresh Market	2010
				161,597	$44,600

Property Dispositions

Date	Property	City	State	GLA Sq. Ft.	Sale Price	Gain on Sale

02/14/11	Schaumburg Golf Road Retail	Schaumburg	IL	9,988	$2,150	$197

Contribution to Joint Venture with PGGM

Date	Property	City	State	GLA Sq. Ft.	Contributed Value
03/01/11	Byerly’s Burnsville	Burnsville	MN	72,339	$8,170
03/08/11	The Shops of Plymouth Town Center	Plymouth	MN	84,003	9,489
				156,342	$17,659

(1)

This property was acquired through our joint venture with PGGM.

(2)

This property was acquired through our joint venture with IPCC.

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2011

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures

Venture with New York State Teachers’ Retirement System

Date	Entity	Property	City	State	GLA	IRC % Interest	IRC Investment	IRC Share of Debt (1)

12/03/04	IN Retail Fund, LLC	Cobbler Crossing	Elgin	IL	102,643	50.0%	$(1,825)	$4,100
12/03/04	IN Retail Fund, LLC	Shoppes at Mill Creek	Palos Park	IL	102,422	50.0%	(1,717)	4,255
12/03/04	IN Retail Fund, LLC	Woodfield Commons	Schaumburg	IL	207,452	50.0%	(541)	8,750
12/03/04	IN Retail Fund, LLC	Marketplace at Six Corners	Chicago	IL	116,975	50.0%	214	5,898
12/03/04	IN Retail Fund, LLC	Chatham Ridge	Chicago	IL	175,991	50.0%	(2,515)	7,500
12/23/04	IN Retail Fund, LLC	Randall Square	Geneva	IL	216,107	50.0%	(1,505)	8,250
04/01/05	IN Retail Fund, LLC	Thatcher Woods	River Grove	IL	188,213	50.0%	(1,082)	6,750
06/01/05	IN Retail Fund, LLC	Forest Lake Marketplace	Forest Lake	MN	93,853	50.0%	335	4,250
06/30/05	IN Retail Fund, LLC	Orland Park Place	Orland Park	IL	592,774	50.0%	21,441	15,134
09/01/05	IN Retail Fund, LLC	Mapleview Shopping Center	Grayslake	IL	105,642	50.0%	2,617	6,692
09/01/05	IN Retail Fund, LLC	Regal Showplace	Crystal Lake	IL	96,928	50.0%	4,564	4,599
09/07/06	IN Retail Fund, LLC	Greentree	Caledonia	WI	169,268	50.0%	3,647	3,300
09/07/06	IN Retail Fund, LLC	Ravinia Plaza	Orland Park	IL	101,384	50.0%	3,269	5,546

					2,269,652		$26,902	$85,024

Debt Schedule

Servicer	Property Name	Rate / Type	Maturity	Balance

Cohen Financial	Shoppes at Mill Creek	5.63% Fixed	April 2011	$8,510
Wachovia Securities	Orland Park Place	7.56% Fixed	July 2011	30,267
Prudential Insurance	Randall Square	5.35% Fixed	December 2011	16,500
Midland Loan Services	Chatham Ridge	4.94% Fixed	April 2012	15,000
Midland Loan Services	Woodfield Commons	4.94% Fixed	April 2012	17,500
Cohen Financial	Cobbler Crossing	5.21% Fixed	May 2012	8,200
Principal Capital	Greentree	5.29% Fixed	December 2012	6,600
Wachovia Securities	Mapleview Shopping Center	5.58% Fixed	April 2013	12,802
Wachovia Securities	Mapleview Shopping Center / Regal Showplace	5.66% Fixed	April 2013	2,522
Wachovia Securities	Regal Showplace	5.93% Fixed	April 2013	7,259
Principal Capital	Ravinia Plaza	6.08% Fixed	October 2013	11,092
TCF Bank	Marketplace at Six Corners	6.50% Fixed	September 2014	11,795
John Hancock Life Ins.	Thatcher Woods	5.83% Fixed	February 2015	13,500
Cohen Financial	Forest Lake Marketplace	5.86% Fixed	March 2015	8,500

Total / Weighted Average		5.91% Fixed		$170,047

(1)

IRC’s pro rata share of debt is calculated using the pro rata allocation of the original equity contribution by each partner.  This allocation is for financial statement purposes and the Company is only financially obligated for any amounts guaranteed under the loan documents.

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2011

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures (continued)

Venture with PGGM

Date	Entity	Property	City	State	GLA	IRC % Interest	IRC Investment	IRC Share of Debt (1)

07/01/10	INP Retail LP	Mallard Crossing	Elk Grove Village	IL	82,929	55%	$5,020	$-
07/01/10	INP Retail LP	Shannon Square Shoppes	Arden Hills	MN	29,196	55%	5,101	-
07/01/10	INP Retail LP	Cub Foods	Arden Hills	MN	68,442	55%	8,388	-
07/01/10	INP Retail LP	Woodland Commons	Buffalo Grove	IL	170,122	55%	14,682	-
08/30/10	INP Retail LP	The Point at Clark	Chicago	IL	95,455	55%	(120)	7,865
10/25/10	INP Retail LP	Diffley Marketplace	Eagan	MN	62,656	55%	(68)	3,190
01/11/11	INP Retail LP	Joffco Square	Chicago	IL	95,204	55%	(42)	7,200
03/01/11	INP Retail LP	Byerly’s Burnsville	Burnsville	MN	72,339	55%	5,585	-
03/08/11	INP Retail LP	The Shops of Plymouth Town Center	Plymouth	MN	84,003	55%	1,696	2,860
					760,346	55%	$40,242	$21,115

Debt Schedule

Servicer	Rate / Type	Maturity	Balance

Principal Bank	3.94% Fixed	November 2015	$5,800
John Hancock Life Ins.	5.05% Fixed	September 2017	14,300
C-III Asset Management	5.83% Fixed	March 2021	5,200
Wells Fargo	5.84% Fixed	March 2021	13,090

Total / Weighted Average	5.26% Fixed		$38,390

Development Joint Venture with TMK Development

Date	Entity	Property	City	State	Acres	IRC % Interest	IRC Investment	IRC Share of Debt (1)

01/5/06	TMK/Inland Aurora	Savannah Crossing	Aurora	IL	10 Acres	40.0%	$2,480	$-

(1)

IRC’s pro rata share of debt is calculated using the pro rata allocation of the original equity contribution by each partner.  This allocation is for financial statement purposes and IRC is only financially obligated for the amounts guaranteed under the loan documents.

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2011

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures (continued)

Development Joint Venture with North American Real Estate

Date	Entity	Property	City	State	Acres	IRC % Interest	IRC Investment	IRC Share of Debt (1)

06/06/06	NARE/Inland North Aurora I	North Aurora Towne Centre I	North Aurora	IL	28 Acres	45.0%	$3,655	$15,023
08/30/06	NARE/Inland North Aurora II	North Aurora Towne Centre II	North Aurora	IL	20 Acres	45.0%	2,003	3,017
09/10/07	NARE/Inland North Aurora III	North Aurora Towne Centre III	North Aurora	IL	63 Acres	45.0%	7,186	11,470

					111 Acres		$12,844	$29,510

Debt Schedule

Servicer	Rate / Type	Maturity	Balance

Bank of America	4.25% Variable	June 2011	$13,169
Bank of America	1.75% Variable	October 2011	4,300
Bank of America	4.25% Variable	June 2011	3,549
Bank of America	4.25% Variable	June 2011	13,819

Total / Weighted Average	3.94% Variable		$34,837

Development Joint Venture with Pine Tree Institutional Realty LLC

Date	Entity	Property	City	State	Acres	IRC % Interest	IRC Investment	IRC Share of Debt (1)

09/26/07	PTI Boise, LLC	Southshore Shopping Center	Boise	ID	7 Acres	85%	$5,327	$2,295

12/21/07	PTI Westfield, LLC	Lantern Commons	Westfield	IN	64 Acres	85%	5,854	6,248

					71 Acres		$11,181	$8,543

Debt Schedule

Servicer	Rate / Type	Maturity	Balance

Inland Boise, LLC	6.00% Variable	October 2012	$2,700
PNC Bank	4.26% Variable	December 2011	7,350

Total / Weighted Average	4.73% Variable		$10,050

1)

IRC’s pro rata share of debt is calculated using the pro rata allocation of the original equity contribution by each partner.  This allocation is for financial statements purposes and IRC is only financially obligated for any amounts guaranteed under the loan documents.

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2011

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures (continued)

Development Joint Venture with Paradise Group

Date	Entity	Property	City	State	Acres	IRC % Interest	IRC Investment	IRC Share of Debt (1)

02/23/07	PDG/Tuscany Village Venture	Tuscany Village	Clermont	FL	53 Acres	15.0%	$-	$-

Debt Schedule

Servicer	Rate / Type	Maturity	Balance

Bank of America	2.70% Variable	September 2009	$9,052

Development Joint Venture with Tucker Development Corporation

Date	Entity	Property	City	State	Acres	IRC % Interest	IRC Investment	IRC Share of Debt (1)

05/12/07	TDC Inland Lakemoor	Shops at Lakemoor	Lakemoor	IL	74 Acres	48%	$-	$21,663

Debt Schedule

Servicer	Rate / Type	Maturity	Balance

Bank of America	3.25% Variable	October 2012	$22,105

1)

IRC’s pro rata share of debt is calculated using the pro rata allocation of the original equity contribution by each partner.  This allocation is for financial statements purposes and IRC is only financially obligated for any amounts guaranteed under the loan documents.

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2011

(In thousands except per share and square footage data)

Joint Venture with Inland Private Capital Corporation (“IPCC”)

Date	Entity	Property	City	State	GLA	IRC % Interest	IRC Investment	IRC Share of Debt (1)

09/24/10	IRC/IREX Venture II	University of Phoenix	Meridian	ID	36,773	14%	$1,212	$-
-	IRC/IREX Venture II	National Retail Portfolio (2)	-	-	108,855	33%	3,302	6,372

					145,628		$4,514	$6,372

Debt Schedule

Servicer	Rate / Type	Maturity	Balance

Centerline Capital Group	5.53% Fixed	January 2021	$19,308

1)

IRC’s pro rata share of debt is calculated using the pro rata allocation of the original equity contribution by each partner.  This allocation is for financial statements purposes and IRC is only financially obligated for any amounts guaranteed under the loan documents.

2)

The interests in the National Retail Portfolio, which includes the four properties Copp’s, Sun Prairie WI, Harbor Square, Port Charlotte FL, Walgreen’s, Island Lake IL, and CVS, Elk Grove CA, were sold together as a package.

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2011

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures (continued)

Joint Venture Development Summary

Project / Entity	MSA	IRC % Interest (1)	Projected Owned GLA	Projected Total GLA	Current Occupancy	Total Estimated Project Cost	Net Cost Incurred as of March 31, 2011	Major Tenants and Non-owned Anchors

Active Development Projects

Savannah Crossing – IL TMK/Inland Aurora Venture LLC	Chicago	40%	7,380	265,000	67.5%	$7,500	$6,025	Wal-Mart (non-owned)
								Walgreen’s (non-owned)

Southshore Shopping Center – ID PTI Boise, LLC	Boise	85%	91,391	91,391	-	14,100	5,702	Albertson’s (non-owned)

North Aurora Towne Centre Phase I (Outlots) – IL NARE/Inland North Aurora Venture LLC	Chicago	45%	62,000	182,056	61.3%	31,200	28,228	Target (non-owned)
								JC Penney (non-owned)
								Best Buy La-Z-Boy (non-owned)

Totals/Weighted Average			160,771	538,447	26.7%	$52,800	$39,995
Land Held for Development

North Aurora Towne Centre Phase II – IL NARE/Inland North Aurora Venture II LLC	Chicago	45%	150,416	215,416	-	$23,300	$9,014	Target (non-owned)
								JC Penney (non-owned)
								Ashley Furniture (non-owned)
North Aurora Towne Centre Phase III – IL NARE/Inland North Aurora Venture III LLC	Chicago	45%	100,000	375,000	-	41,400	25,750	Target (non-owned)
								JC Penney (non-owned)

Shops at Lakemoor - IL TDC Inland Lakemoor LLC	Chicago	48%	275,000	535,000	-	98,400	30,244	-

Tuscany Village – FL Paradise	Orlando	15%	106,145	318,770	-	40,700	17,288	-

Lantern Commons PTI Westfield, LLC	Indianapolis	85%	200,000	450,000	-	58,300	20,853	-

Totals/Weighted Average			831,561	1,894,186	-%	$262,100	$103,149

(1)

The Company owns the development properties through joint ventures and earns a preferred return on its invested capital.  After the preferred return is allocated, the Company is allocated it’s pro rata share of earnings.

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2011

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures (continued)

IPCC Joint Venture Property Status

Property	Location	% TIC Ownership	Pro Rata Share of Acquisition Fee	Acquisition Fee Earned for the Three months ended March 31, 2011

University of Phoenix (1)	Meridian, ID	86%	$221	$170
National Retail Portfolio (2)	-	67%	574	382

			$795	$552

(1)

These properties are not consolidated because upon the first sale of equity interest by the joint venture through the private placement offerings, the Company begins accounting for its equity interest under the equity method of accounting.

(2)

The interests in the National Retail Portfolio, which includes the four properties Copp’s, Sun Prairie WI, Harbor Square, Port Charlotte FL, Walgreen’s, Island Lake IL, and CVS, Elk Grove CA, were sold together as a package.

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2011

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures – Balance Sheets

(Joint ventures at 100%)

	March 31, 2011 (unaudited)	December 31, 2010

Balance Sheet:

Assets:
Cash	$24,258	16,415
Investment in real estate	512,246	470,556
Acquired lease intangibles, net	46,985	36,253
Accounts and rents receivable	21,305	20,573
Restricted cash	10,128	16,080
Deferred costs, net	3,950	3,913
Other assets	7,207	4,262

Total assets	$626,079	568,052

Liabilities:
Accounts payable and accrued expenses	$18,988	19,795
Acquired lease intangibles, net	11,120	8,797
Mortgage payable	303,789	281,496
Other liabilities	13,978	16,384

Total liabilities	347,875	326,472

Total equity	278,204	241,580

Total liabilities and equity	$626,079	568,052

Investment in and advances to unconsolidated joint ventures	$99,386	103,616

Unconsolidated joint ventures had mortgages payable of $303,789 and $281,496 as of March 31, 2011 and December 31, 2010.  The Company’s proportionate share of these loans was $172,227 and $168,678 as of March 31, 2011 and December 31, 2010.  The Company's proportionate share of debt is calculated using the pro rata allocation of the original equity contribution by each partner.  This allocation is for financial statement purposes and the Company is only financially obligated for the amounts guaranteed under the loan documents.

Supplemental Financial Information
For the three months ended March 31, 2011

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures – Statements of Operations (unaudited)

(Joint ventures at 100%)

	Three months ended March 31, 2011	Three months ended March 31, 2010
Revenues:
Rental income	$10,968	12,616
Tenant recoveries	5,444	4,634
Other property income	83	151

Total revenues	16,495	17,401

Expenses:
Property operating expenses	3,176	2,872
Real estate tax expense	4,007	3,905
Depreciation and amortization	6,232	7,539
Provision for impairment	-	5,550
General and administrative expenses	302	34

Total expenses	13,717	19,900

Operating income (loss)	2,778	(2,499)

Other income	348	1,271
Interest expense	(3,836)	(6,033)

Loss from continuing operations	$(710)	(7,261)

IRC’s pro rata share (a)	$(359)	(2,576)

(a)

IRC's pro rata share includes the amortization of certain basis differences and an elimination of IRC's pro rata share of the management fee expense.

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2011

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures – Balance Sheets

(IRC pro rata share)

	March 31, 2011 (unaudited)	December 31, 2010

Balance Sheet:

Assets:
Cash	$11,256	8,393
Investment in real estate	284,774	280,335
Acquired lease intangibles, net	23,391	19,467
Accounts and rents receivable	9,869	9,273
Restricted cash	3,426	5,640
Deferred costs, net	2,076	2,332
Other assets	2,550	2,048

Total assets	$337,342	327,488

Liabilities:
Accounts payable and accrued expenses	$10,638	11,213
Acquired lease intangibles, net	5,881	4,594
Mortgage payable	172,227	168,678
Other liabilities	5,749	6,708

Total liabilities	194,495	191,193

Total equity	142,847	136,295

Total liabilities and equity	$337,342	327,488

Investment in and advances to unconsolidated joint ventures	$99,386	103,616

Supplemental Financial Information
For the three months ended March 31, 2011

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures – Statements of Operations (unaudited)

 (IRC pro rata share)

	Three months ended March 31, 2011	Three months ended March 31, 2010
Revenues:
Rental income	$5,718	5,931
Tenant recoveries	2,794	2,344
Other property income	42	76

Total revenues	8,554	8,351

Expenses:
Property operating expenses	1,353	1,174
Real estate tax expense	2,055	1,979
Depreciation and amortization	3,263	3,600
Provision for impairment	-	2,497
General and administrative expenses	102	16

Total expenses	6,773	9,266

Operating income (loss)	1,781	(915)

Other income (expense)	(116)	1,245
Interest expense	(2,024)	(2,906)

Loss from continuing operations	$(359)	(2,576)

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2011

Property List

As of March 31, 2011, we owned 116 investment properties, comprised of 24 single-user retail properties, 49 Neighborhood Retail Centers, 17 Community Centers, 1 Lifestyle Center and 25 Power Centers.  These investment properties are located in the states of Florida (1), Illinois (72), Indiana (7), Michigan (1), Minnesota (24), Missouri (1), Nebraska (1), Ohio (2), Tennessee (1) and Wisconsin (6).  Tenants of the investment properties are responsible for the payment of some or all of the real estate taxes, insurance and common area maintenance.

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)

Single-User

Bally Total Fitness St. Paul, MN	43,000	09/99	1998	100%	Bally Total Fitness

Carmax Schaumburg, IL	93,333	12/98	1998	100%	Carmax

Carmax Tinley Park, IL	94,518	12/98	1998	100%	Carmax

Cub Foods Buffalo Grove, IL	56,192	06/99	1999	100%	Cub Foods (sublet to Great Escape)

Cub Foods Hutchinson, MN	60,208	01/03	1999	100% (3)	Cub Foods (3)

Cub Foods Indianapolis, IN	67,541	03/99	1991	100% (3)	Cub Foods (3)

Disney Celebration, FL	166,131	07/02	1995	100%	Walt Disney World

Dominick's Countryside, IL	62,344	12/97	1975 / 2001	100%	Dominick's Finer Foods

Dominick's Schaumburg, IL	71,400	05/97	1996	100%	Dominick's Finer Foods

Food 4 Less Hammond, IN	71,313	05/99	1999	100%	Dominick’s Finer Foods (sublet to Food 4 Less)

Glendale Heights Retail Glendale Heights, IL	68,879	09/97	1997	100% (3)	Dominick's Finer Foods (3)

Grand Traverse Crossings Traverse City, MI	21,337	01/99	1998	0%	None

Hammond Mills Hammond, IN	7,488	12/98	1998 / 2011	0%	None

Home Goods Coon Rapids, MN	25,145	10/05	2005	100%	Home Goods

Mariano’s Fresh Market
Arlington Heights, IL	66,393	03/11	2010	100%	Mariano’s Fresh Market

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2011

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)

Single-User

Michael’s Coon Rapids, MN	24,240	07/02	2001	100%	Michael’s

PetSmart Gurnee, IL	25,692	04/01	1997	100%	PetSmart

Pick 'N Save Waupaca, WI	63,780	03/06	2002	100%	Pick ‘N Save

Rite-Aid Chattanooga, TN	10,908	05/02	1999	100%	Rite Aid

Riverdale Commons Outlot Coon Rapids, MN	6,566	03/00	1999	100%	None

Roundy’s Menomonee Falls, WI	103,611	11/10	2010	100%	Super Pick ‘N Save

Staples Freeport, IL	24,049	12/98	1998	100%	Staples

Verizon Joliet, IL	4,504	05/97	1995	100%	None

Walgreens Jennings, MO	15,120	10/02	1996	100%	Walgreen’s (4)

Neighborhood Retail Centers

22nd Street Plaza Outlot Oakbrook Terrace, IL	9,970	11/97	1985/2004	100%	None

Aurora Commons Aurora, IL	126,908	01/97	1988	86% (3)	Jewel Food Stores

Berwyn Plaza Berwyn, IL	18,138	05/98	1983	26%	None

Big Lake Town Square Big Lake, MN	67,858	01/06	2005	100%	Coborn’s Super Store

Brunswick Market Center Brunswick, OH	119,540	12/02	1997 / 1998	97%	Buehler’s Food Markets

Butera Market Naperville, IL	67,632	03/95	1991	93% (3)	Butera Finer Foods

Caton Crossing
Plainfield, IL	83,792	06/03	1998	96%	Strack & Van Til

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2011

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)

Neighborhood Retail Centers

Cliff Lake Centre Eagan, MN	74,182	09/99	1988	93%	None

Downers Grove Market Downers Grove, IL	103,419	03/98	1998	97%	Dominick’s Finer Foods

Eastgate Center Lombard, IL	129,101	07/98	1959/2000	80%	Schroeder's Ace Hardware
					Illinois Secretary of State
					Illinois Dept. of Employment
Edinburgh Festival Brooklyn Park, MN	91,536	10/98	1997	87%	Knowlan's Super Market

Elmhurst City Centre Elmhurst, IL	39,090	02/98	1994	94%	Walgreen’s (4)

Gateway Square Hinsdale, IL	40,115	03/99	1985	83%	None

Golf Road Plaza Niles, IL	25,992	04/97	1982	87%	None

Grand Hunt Center Outlot Gurnee, IL	21,194	12/96	1996	100%	None

Hartford Plaza Naperville, IL	43,762	09/95	1995	68%	The Tile Shop

Hawthorn Village Commons Vernon Hills, IL	98,806	08/96	1979	97% (3)	Dominick's Finer Foods
					Deal’s
Hickory Creek Marketplace Frankfort, IL	55,831	08/99	1999	77% (3)	None

Iroquois Center Naperville, IL	140,981	12/97	1983	92% (3)	Sears Logistics Services (3)
					Planet Fitness
					Xilin Association
					Big Lots
Maple Grove Retail Maple Grove, MN	79,130	09/99	1998	97%	Rainbow

Medina Marketplace Medina, OH	72,781	12/02	1956 / 2010	100%	Giant Eagle, Inc.

Mundelein Plaza Mundelein, IL	16,803	03/96	1990	90%	None

Nantucket Square Schaumburg, IL	56,981	09/95	1980	94%	Go Play

Oak Forest Commons Oak Forest, IL	108,330	03/98	1998	80%	Food 4 Less
					Murray’s Discount Auto

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2011

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)

Neighborhood Retail Centers

Oak Forest Commons III Oak Forest, IL	7,424	06/99	1999	24%	None

Oak Lawn Town Center Oak Lawn, IL	12,506	06/99	1999	50%	None

Orland Greens Orland Park, IL	45,031	09/98	1984	97%	Dollar Tree
					Spree Look Good, Do Good
Orland Park Retail Orland Park, IL	8,500	02/98	1997	84%	None

Park Square Brooklyn Park, MN	136,664	08/02	1986 / 1988 / 2006	100%	Rainbow
					Planet Fitness
Park St. Claire Schaumburg, IL	11,859	12/96	1994	100%	None

Plymouth Collection Plymouth, MN	45,915	01/99	1999	95%	Golf Galaxy

Quarry Outlot Hodgkins, IL	9,650	12/96	1996	100%	None

River Square Naperville, IL	58,260	06/97	1988 / 2000	78%	None

Riverplace Center Noblesville, IN	74,414	11/98	1992	100% (3)	Kroger
					Fashion Bug
Rose Plaza Elmwood Park, IL	24,204	11/98	1997	100%	Binny’s Beverage Depot

Rose Plaza East Naperville, IL	11,658	01/00	1999	100%	None

Rose Plaza West Naperville, IL	14,335	09/99	1997	83%	None

Schaumburg Plaza Schaumburg, IL	61,485	06/98	1994	80%	Sears Hardware

Shingle Creek Brooklyn Center, MN	39,456	09/99	1986	89%	None

Shops at Coopers Grove Country Club Hills, IL	72,518	01/98	1991	100%	Michael’s Fresh Market

Six Corners Plaza Chicago, IL	80,596	10/96	1966/2005	99% (3)	Bally Total Fitness

St. James Crossing Westmont, IL	49,994	03/98	1990	79% (3)	None

Stuart's Crossing St. Charles, IL	85,529	08/98	1999	93%	Jewel Food Stores

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2011

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)

Neighborhood Retail Centers

Townes Crossing Oswego, IL	105,989	08/02	1988	90% (3)	Jewel Food Stores

Wauconda Crossings Wauconda, IL	90,290	08/06	1997	96% (3)	Dominick's Finer Foods (3)
					Walgreen’s
Wauconda Shopping Center Wauconda, IL	34,137	05/98	1988	100%	Dollar Tree

Westriver Crossings Joliet, IL	32,452	08/99	1999	77%	None

Winnetka Commons New Hope, MN	42,415	07/98	1990	80%	Walgreen’s (sublet to Frattalone’s Hardware)

Woodland Heights Streamwood, IL	120,436	06/98	1956/1997	88%	Jewel Food Stores
					U.S. Postal Service
Community Centers

Apache Shoppes Rochester, MN	60,780	12/06	2005/2006	51% (3)	Trader Joe’s
					Chuck E. Cheese
Bergen Plaza Oakdale, MN	258,720	04/98	1978	91%	K-Mart
					Rainbow
					Dollar Tree
Bohl Farm Marketplace Crystal Lake, IL	97,287	12/00	2000	89%	Dress Barn
					Barnes & Noble
					Buy Buy Baby
Burnsville Crossing Burnsville, MN	97,210	09/99	1989/2010	94%	PetSmart
					Becker Furniture World
Chestnut Court Darien, IL	170,027	03/98	1987/2009	78% (3)	Office Depot (3)
					X-Sport Gym
					Loyola Medical Center
					Factory Card Outlet
					JoAnn Stores
					Oakridge Hobbies & Toys
Four Flaggs Niles, IL	304,603	11/02	1973/ 1998/2010	86%	Ashley Furniture
					Jewel Food Stores
					Global Rehabilitation
					Sweet Home Furniture
					JoAnn Stores
					Office Depot
					PetSmart
					Marshall's
					Old Navy
Four Flaggs Annex Niles, IL	21,425	11/02	1973 / 2001/2010	100%	Party City

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2011

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)

Community Centers

Lake Park Plaza Michigan City, IN	115,082	02/98	1990	81%	Jo Ann Stores
					Hobby Lobby
					Factory Card Outlet
Oliver Square West Chicago, IL	77,637	01/98	1990	66%	Tampico Fresh Market

Orchard Crossing
Ft. Wayne, IN	118,244	04/07	2008	82%	Gordman’s
					Dollar Tree
Park Center Tinley Park, IL	189,390	12/98	1988	69%	Euro Fresh Market
					Chuck E. Cheese
					Old Country Buffet
Quarry Retail Minneapolis, MN	281,648	09/99	1997	99%	Home Depot
					Rainbow
					PetSmart
					Office Max
					Old Navy
					Party City
Skokie Fashion Square Skokie, IL	84,580	12/97	1984/2010	50%	None

Skokie Fashion Square II Skokie, IL	7,151	11/04	1984/2010	100%	None

The Plaza Brookfield, WI	107,952	02/99	1985	94%	CVS
					Guitar Center
					Hooters of America
					Stan's Bootery
Two Rivers Plaza Bolingbrook, IL	57,900	10/98	1994	100% (3)	Marshall’s
					Factory Card Outlet (3)
Village Ten Center Coon Rapids, MN	211,472	08/03	2002	97% (3)	Lifetime Fitness
					Cub Foods
					Dollar Tree
Power Centers

Baytowne Shoppes/Square Champaign, IL	118,242	02/99	1993	86%	Staples
					PetSmart
					Famous Footwear
					Factory Card Outlet
Crystal Point Crystal Lake, IL	339,898	07/04	1976/1998	89%	Best Buy
					K-Mart
					Bed, Bath & Beyond
					The Sports Authority
					Cost Plus
					Borders

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2011

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)

Power Centers

Deer Trace Kohler, WI	149,881	07/02	2000	91%	Elder Beerman
					TJ Maxx
					Michael's
					Dollar Tree
Deer Trace II Kohler, WI	24,292	08/04	2003/2004	100%	None

Joliet Commons Joliet, IL	158,922	10/98	1995	78%	Cinemark
					PetSmart
					Barnes & Noble
					Old Navy
					Party City
					Old Country Buffet
Joliet Commons Phase II Joliet, IL	40,395	02/00	1999	100%	Office Max

Lansing Square Lansing, IL	233,508	12/96	1991	63% (3)	Sam's Club (3)
					Bargain Books
Mankato Heights Mankato, MN	155,173	04/03	2002	98%	TJ Maxx
					Michael’s
					Old Navy
					Pier 1 Imports
					Petco
					Famous Footwear
Maple Park Place Bolingbrook, IL	218,762	01/97	1992/2004	83% (3)	X-Sport Gym
					Office Depot (3)
					The Sports Authority
					Best Buy
Naper West Naperville, IL	214,812	12/97	1985/2009	63%	Barrett’s Home Theater Store
					JoAnn Stores
Orland Park Place Outlots Orland Park, IL	11,900	08/07	2007	0%	Olympic Flame

Park Avenue Centre Highland Park, IL	64,943	06/97	1996/2005	50%	Staples
					TREK Bicycle Store
					Illinois Bone and Joint
Park Place Plaza St. Louis Park, MN	88,999	09/99	1997/2006	100%	Office Max
					PetSmart
Pine Tree Plaza Janesville, WI	187,413	10/99	1998	98%	Gander Mountain
					TJ Maxx
					Staples
					Michaels
					Old Navy
					Petco
					Famous Footwear

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2011

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)

Power Centers

Riverdale Commons Coon Rapids, MN	175,802	09/99	1999	99%	Rainbow
					The Sports Authority
					Office Max
					Petco
					Party City
Rivertree Court Vernon Hills, IL	298,862	07/97	1988 / 2011	84%	Best Buy
					Discovery Clothing
					Office Depot
					TJ Maxx
					PetSmart
					Michaels Stores
					Ulta Salon
					Old Country Buffet
					Harlem Furniture
Rochester Marketplace Rochester, MN	70,213	09/03	2001 / 2003	100%	Staples
					PetSmart
Salem Square Countryside, IL	116,992	08/96	1973 / 1985 / 2009	96%	TJ Maxx
					Marshall’s
Schaumburg Promenade Schaumburg, IL	91,831	12/99	1999	100%	Ashley Furniture
					DSW Shoe Warehouse
					Casual Male
Shakopee Outlot Shakopee, MN	12,285	03/06	2007	85%	None

Shakopee Valley Marketplace Shakopee, MN	146,362	12/02	2000 / 2001	99%	Kohl's
					Office Max
Shoppes at Grayhawk Omaha, NE	81,000	02/06	2001 / 2004	86%	Michael’s

Shops at Orchard Place Skokie, IL	159,091	12/02	2000	99%	Best Buy
					DSW Shoe Warehouse
					Ulta Salon
					Pier 1 Imports
					Petco
					Walter E Smithe
					Party City
University Crossings Mishawaka, IN	111,651	10/03	2003	95%	Marshall’s
					Petco
					Dollar Tree Stores
					Pier One Imports
					Ross Medical Education Center
					Babies ‘R’ Us

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2011

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)

Power Centers

Woodfield Plaza Schaumburg, IL	177,160	01/98	1992	98%	Kohl's
					Barnes & Noble
					Buy Buy Baby
					Joseph A. Banks Clothiers (sublet to David's Bridal)
					Tuesday Morning
Lifestyle Centers

Algonquin Commons Algonquin, IL	547,519	02/06	2004/2005	78% (3)	PetSmart
					Office Max
					Border's
					Pottery Barn
					Old Navy
					DSW Show Warehouse
					Discovery Clothing
					Dick's
					Trader Joe's
					Ulta
					Charming Charlie
					Suithouse
Total	10,478,297			89%

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2011

As of March 31, 2011, we owned 27 investment properties through our joint ventures, comprised of 5 Single User, 12 Neighborhood Retail Centers, 5 Community Centers and 5 Power Centers.  These investment properties are located in the states of California (1), Florida (1), Idaho (1), Illinois (16), Minnesota (6), and Wisconsin (2).  Tenants of the investment properties are responsible for the payment of some or all of the real estate taxes, insurance and common area maintenance.

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)

Single User

Copp’s
Sun Prairie, WI	61,048	08/10	2009	100%	Copp’s

Cub Foods Arden Hills, MN	68,442	03/04	2003	100%	Cub Foods

CVS Elk Grove
Elk Grove, CA	12,900	11/10	2010	100%	CVS

University of Phoenix Meridian, ID	36,773	09/10	2009	100%	The University of Phoenix

Walgreens
Island Lake, IL	14,820	10/10	2007	100%	Walgreens

Neighborhood Retail Centers

Byerly’s Burnsville
Burnsville, MN	72,339	09/99	1988	100%	Byerly’s Food Store
					Erik’s Bike Shop
Cobbler Crossing Elgin, IL	102,643	05/97	1993	91%	Jewel Food Stores

Diffley Marketplace Eagan, MN	62,656	10/10	2008	94%	Cub Foods

Forest Lake Marketplace Forest Lake, MN	93,853	09/02	2001	98%	MGM Liquor Warehouse
					Cub Foods
Mallard Crossings Elk Grove Village, IL	82,929	05/97	1993	86%	Food 4 Less

Mapleview Grayslake, IL	105,642	03/05	2000/2005	90%	Jewel Food Store

Marketplace at Six Corners Chicago, IL	116,975	11/98	1997	100%	Jewel Food Store
					Marshall’s
Ravinia Plaza Orland Park, IL	101,384	11/06	1990	96% (3)	Borders
					Pier 1 Imports
					House of Brides
Regal Showplace Crystal Lake, IL	96,928	03/05	1998	99%	Regal Cinemas

Shannon Square Shoppes Arden Hills, MN	29,196	06/04	2003	100% (3)	None

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2011

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)

Neighborhood Retail Centers

The Shoppes at Mill Creek Palos Park, IL	102,422	03/98	1989	94%(3)	Jewel Food Store

The Shops of Plymouth Town Center
Plymouth, MN	84,003	03/99	1991	100%	The Foursome, Inc.
					Cub Foods
Community Centers

Chatham Ridge Chicago, IL	175,991	02/00	1999	99%	Food 4 Less
					Marshall’s
					Bally Total Fitness
Greentree Centre & Outlot
Racine, WI	169,268	02/05	1990/1993	97%	Pick ‘N Save
					K - Mart
Harbor Square
Port Charlotte, FL	20,087	09/10	2008	100%	PetSmart

Thatcher Woods Center River Grove, IL	188,213	04/02	1969/1999	88% (3)	Walgreen's
					A.J. Wright (3)
					Hanging Garden Banquet
					Binny’s Beverage Depot
					Dominick’s Finer Foods

Woodland Commons Buffalo Grove, IL	170,122	02/99	1991	94% (3)	Dominick’s Finer Foods
					Jewish Community Center
Power Centers

Joffco Square
Chicago, IL	95,204	01/11	2008	83%	Bed, Bath & Beyond
					Best Buy
Orland Park Place Orland Park, IL	592,774	04/05	1980/1999	94%	K & G Superstore
					Old Navy
					Stein Mart
					Tiger Direct
					Barnes & Noble
					DSW Shoe Warehouse
					Bed, Bath & Beyond
					The Sports Authority
					Binny’s Beverage Depot
					Office Depot
					Nordstrom Rack
					Dick’s Sporting Goods
					Marshall’s
					Buy Buy Baby

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2011

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)

Power Centers

Randall Square Geneva, IL	216,107	05/99	1999	91%	Marshall’s
					Bed, Bath & Beyond
					PetSmart
					Michael’s
					Party City
					Old Navy
The Point at Clark
Chicago, IL	95,455	06/10	1996	100% (3)	DSW Shoe Warehouse
					Marshall’s
					Michael’s
Woodfield Commons E/W Schaumburg, IL	207,452	10/98	1973, 1975 /1997/2007	98%	Toys R Us
					Luna Carpets
					Harlem Furniture
					Discovery Clothing
					REI
					Hobby Lobby

Total	3,175,626			95%

Total/Weighted Average	13,653,923			90%

(1)

Financial Occupancy is defined as the percentage of total gross leasable area for which a tenant is obligated to pay rent under the terms of its lease agreement, regardless of the actual use or occupation by that tenant of the area being leased excluding tenants in their abatement period.

(2)	Anchor tenants are defined as any tenant occupying 10,000 or more square feet. The trade name is used which may be different than the tenant name on the lease.
(3)	Tenant has vacated their space but is still contractually obligated under their lease to pay rent.
(4)	Beginning with the earlier date listed, pursuant to the terms of the lease, the tenant has a right to terminate prior to the lease expiration date.